EXECUTION COPY

ASSET BACKED SECURITIES CORPORATION

Depositor

FREMONT INVESTMENT & LOAN

Originator and Servicer

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Master Servicer and Trust Administrator

and

HSBC BANK USA

Trustee

_________________________________________

POOLING AND SERVICING AGREEMENT

Dated as of November 1, 2003

_________________________________________

Fremont Home Loan Trust 2003-B

Asset Backed Certificates, Series 2003-B

Table of Contents

                                                                                                                                                          Page

ARTICLE I
DEFINITIONS

SECTION 1.01.

Defined Terms.

2

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

41

SECTION 1.03.

Designation of Interests in REMIC.

42

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.

Conveyance of Mortgage Loans.

44

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

47

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by the

Originator or the Depositor; Payment of Prepayment

Premiums in the Event of Breach.

48

SECTION 2.04.

Representations and Warranties of the Depositor.

51

SECTION 2.05.

Representations, Warranties and Covenants of the Servicer,

the Originator and the Master Servicer.

53

SECTION 2.06.

Issuance of the R-I Residual Interest.

58

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance

of REMIC II by the Trustee.

58

ARTICLE III
ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

SECTION 3.01.

Servicer to Act as Servicer.

58

SECTION 3.02.

Sub-Servicing Agreements Between the Servicer

and Sub-Servicers.

60

SECTION 3.03.

Successor Sub-Servicers.

62

SECTION 3.04.

Liability of the Servicer.

62

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers and

Trustee, Trust Administrator or Certificateholders.

63

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements

y Trustee or Trust Administrator.

63

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

63

SECTION 3.08.

Sub-Servicing Accounts.

64

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items;

Servicing Accounts.

65

SECTION 3.10.

Collection Account and Distribution Account.

65

SECTION 3.11.

Withdrawals from the Collection Account and

Distribution Account.

68

SECTION 3.12.

Investment of Funds in the Collection Account, the

REO Account and the Distribution Account.

70

SECTION 3.13.

[Reserved].

71

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions

and Fidelity Coverage.

71

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

73

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

74

SECTION 3.17.

Trustee to Cooperate; Release of Mortgage Files.

76

SECTION 3.18.

Servicing Compensation.

77

SECTION 3.19.

Reports to the Trustee and the Trust Administrator;

Collection Account Statements and Other Reporting

Obligations.

78

SECTION 3.20.

Statement as to Compliance.

78

SECTION 3.21.

Independent Public Accountants’ Servicing Report.

78

SECTION 3.22.

Access to Certain Documentation.

79

SECTION 3.23.

Title, Management and Disposition of REO Property.

79

SECTION 3.24.

Obligations of the Servicer in Respect of Prepayment

Interest Shortfalls.

83

SECTION 3.25.

Obligations of the Servicer in Respect of Mortgage Rates

and Monthly Payments.

83

SECTION 3.26.

Net WAC Reserve Fund; Yield Maintenance Agreement.

84

ARTICLE IIIA
ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER

SECTION 3A.01.

Master Servicer.

87

SECTION 3A.02.

REMIC-Related Covenants.

88

SECTION 3A.03.

Monitoring of Servicer.

88

SECTION 3A.04.

Fidelity Bond.

89

SECTION 3A.05.

Power to Act; Procedures.

89

SECTION 3A.06.

Due-on-Sale Clauses; Assumption Agreements.

90

SECTION 3A.07.

Documents, Records and Funds in Possession of Master

Servicer To Be Held for Trustee.

90

SECTION 3A.08.

Trustee to Retain Possession of Certain Insurance

Policies and Documents.

91

SECTION 3A.09.

Compensation for the Master Servicer.

91

SECTION 3A.10.

Annual Officer’s Certificate as to Compliance.

91

SECTION 3A.11.

Annual Independent Accountant’s Servicing Report.

92

SECTION 3A.12.

Obligation of the Master Servicer in Respect of Prepayment

Interest Shortfalls.

93

ARTICLE IV
PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.

Distributions.

93

SECTION 4.02.

Statements to Certificateholders.

101

SECTION 4.03.

Remittance Reports; P&I Advances.

105

SECTION 4.04.

Allocation of Realized Losses.

106

SECTION 4.05.

Compliance with Withholding Requirements.

107

SECTION 4.06.

Commission Reporting.

107

ARTICLE V
THE CERTIFICATES

SECTION 5.01.

The Certificates.

109

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

111

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

116

SECTION 5.04.

Persons Deemed Owners.

117

SECTION 5.05.

Certain Available Information.

117

ARTICLE VI
THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER AND THE SERVICER

SECTION 6.01.

Liability of the Depositor, the Originator, the Master Servicer

and the Servicer.

118

SECTION 6.02.

Merger or Consolidation of the Depositor, the Originator or

the Servicer.

118

SECTION 6.03.

Limitation on Liability of the Depositor, the Originator, the

Master Servicer, the Servicer and Others.

118

SECTION 6.04.

Limitation on Resignation of the Servicer.

120

SECTION 6.05.

Rights of the Depositor, the Master Servicer, the Trust

Administrator and the Trustee in Respect of the Servicer.

121

ARTICLE VII
DEFAULT

SECTION 7.01.

Servicer Events of Default.

122

SECTION 7.02.

Master Servicer to Act; Appointment of Successor.

127

SECTION 7.03.

Notification to Certificateholders.

129

SECTION 7.04.

Waiver of Servicer Events of Default.

130

ARTICLE VIII
CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

SECTION 8.01.

Duties of Trustee.

130

SECTION 8.02.

Certain Matters Affecting the Trustee and the Trust Administrator.

131

SECTION 8.03.

Neither the Trustee nor the Trust Administrator Liable

for Certificates or Mortgage Loans.

133

SECTION 8.04.

Trustee and Trust Administrator May Own Certificates.

133

SECTION 8.05.

Fees and Expenses of the Trustee and Trust Administrator.

134

SECTION 8.06.

Eligibility Requirements for Trustee and Trust Administrator.

135

SECTION 8.07.

Resignation and Removal of the Trustee or Trust Administrator.

135

SECTION 8.08.

Successor Trustee or Trust Administrator.

136

SECTION 8.09.

Merger or Consolidation of Trustee or Trust Administrator.

137

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

137

SECTION 8.11.

Appointment of Custodians.

138

SECTION 8.12.

Appointment of Office or Agency.

138

SECTION 8.13.

Representations and Warranties of the Trustee and

Trust Administrator.

139

ARTICLE IX
TERMINATION

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage

Loans.

140

SECTION 9.02.

Additional Termination Requirements.

142

ARTICLE X
REMIC PROVISIONS

SECTION 10.01.

REMIC Administration.

143

SECTION 10.02.

Prohibited Transactions and Activities.

146

SECTION 10.03.

Indemnification.

147

ARTICLE XI
MISCELLANEOUS PROVISIONS

SECTION 11.01.

Amendment.

147

SECTION 11.02.

Recordation of Agreement; Counterparts.

148

SECTION 11.03.

Limitation on Rights of Certificateholders.

149

SECTION 11.04.

Governing Law.

150

SECTION 11.05.

Notices.

150

SECTION 11.06.

Severability of Provisions.

150

SECTION 11.07.

Notice to Rating Agencies.

150

SECTION 11.08.

Article and Section References.

151

SECTION 11.09.

[Reserved].

152

SECTION 11.10.

Grant of Security Interest.

152

SECTION 11.11.

Protection of Assets.

152

Exhibits

Exhibit A-1

Form of Class A Certificate

Exhibit A-2

Form of Mezzanine Certificate

Exhibit A-3

Form of Class C Certificate

Exhibit A-4

Form of Class P Certificate

Exhibit A-5

Form of Class R Certificate

Exhibit B

[Reserved]

Exhibit C-1

Form of Trust Receipt and Initial Certification

Exhibit C-2

Form of Trustee Receipt and Final Certification

Exhibit D

Form of Mortgage Loan Purchase Agreement

Exhibit E

Form of Request for Release

Exhibit F-1

Forms of Transferor/Transferee Representation Letter

Exhibit F-2

Form of Transfer Affidavit and Agreement

Exhibit G

Form of ERISA Certification

Exhibit H

Form of Servicer Certification

Exhibit I

Form of Master Servicer Certification

Schedules

Schedule 1

Mortgage Loan Schedule

Schedule 2

Prepayment Premium Schedule

This Pooling and Servicing Agreement, is dated and effective as of November 1, 2003, among ASSET BACKED SECURITIES CORPORATION, as Depositor, FREMONT INVESTMENT & LOAN, as Originator and Servicer, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and Trust Administrator, and HSBC BANK USA, as Trustee.

PRELIMINARY STATEMENT:

The Depositor intends to sell pass-through certificates (collectively, the “Certificates”), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in multiple REMICs (as defined herein) created hereunder.  The Trust Fund will consist of a segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement.

As of the Cut-off Date, the Mortgage Loans had an aggregate Stated Principal Balance equal to $618,904,361.36.

Set forth below are designations of Classes of Certificates to the categories used herein.

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.
Class A Certificates	Class 1A and Class 2A Certificates.
ERISA-Restricted Certificates	Non-Offered Certificates and any Certificates that do not satisfy the applicable Ratings requirement under the Underwriter’s Exemption.
Mezzanine Certificates	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.
Non-Offered Certificates	Class C, Class P and Residual Certificates.
Offered Certificates	Class A and Mezzanine Certificates.
Physical Certificates	Class C, Class P and Residual Certificates.
Regular Certificates	All Classes of Certificates other than the Residual Certificates.
Residual Certificates	Class R Certificates.
Subordinate Certificates	Class C and Mezzanine Certificates.

In consideration of the mutual agreements herein contained, the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.

Defined Terms.

Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

“Accepted Master Servicing Practices”: With respect to any Mortgage Loan, as applicable, either (x) those mortgage master servicing practices of prudent mortgage lending institutions which master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer), or (y) as provided in Section 3A.01 hereof, but in no event below the standard set forth in clause (x).

“Accepted Servicing Practices”: With respect to any Mortgage Loan, as applicable, either (x) those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located to the extent applicable to the Servicer, or (y) as provided in Section 3.01 hereof, but in no event below the standard set forth in clause (x).

“Adjustable Rate Mortgage Loan”: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

“Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the day of the month on which the Mortgage Rate of such Mortgage Loan changes pursuant to the related Mortgage Note.  The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

“Advance Facility”:  As defined in Section 3.27(a) herein.

“Advance Facility Notice”:  As defined in Section 3.27(b) herein.

“Advance Facility Trustee”:  As defined in Section 3.27(b) herein.

“Advance Reimbursement Amounts”:  As defined in Section 3.27(a) herein.

“Advancing Person”:  As defined in Section 3.27(a) herein.

“Affiliate”:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Collateral Balance”: As of any date of determination will be equal to the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties owned by the Trust.

“Agreement”: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

“Applicable Regulations”: As to any Mortgage Loan, all federal, state and local laws, statutes, rules and regulations applicable thereto.

“Allocated Realized Loss Amount”: With respect to any Distribution Date and the Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on any Distribution Date pursuant to Section 4.04 and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from the previous Distribution Date.

“Ancillary Income”:  Any interest due and actually received from a Mortgagor that accrued during the portion of the Prepayment Period, that is in the same calendar month as the Distribution Date, with respect to the related Mortgage Loan in connection with a Principal Prepayment in full.  Ancillary Income does not include Prepayment Premiums.

“Assignment”: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom, if applicable, the mortgage recordation information which has not been required pursuant to Section 2.01 hereof or returned by the applicable recorder’s office and/or the assignee’s name), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

“Assignment and Assumption Agreement”:  That certain assignment and assumption agreement dated as of the Cut-off Date, by and between the Seller, as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

“Available Distribution Amount”:  With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from any REO Account and deposited in the Distribution Account for such Distribution Date pursuant to Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Servicer or the Master Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24 or Section 3A.12, as applicable, and (d) the aggregate of any P&I Advances made by the Servicer for such Distribution Date pursuant to Section 4.03 reduced (to not less than zero) by (2) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds, Insurance Proceeds and proceeds from repurchases of and substitutions for Mortgage Loans, if any, received in respect of such Mortgage Loans after the calendar month preceding the month of such Distribution Date, (iv) amounts reimbursable or payable to the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator, the Trustee (or its Custodian) or any Sub-Servicer pursuant to this Agreement, including Section 3.11 or Section 3.12 or otherwise payable in respect of Extraordinary Trust Fund Expenses, (v) amounts deposited in the Collection Account or the Distribution Account in error, and (vi) the amount of any Prepayment Premiums collected by the Servicer in connection with the voluntary Principal Prepayment in full of any of the Mortgage Loans or the Servicer Prepayment Premium Payment Amount.

“Bankruptcy Code”:  The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

“Bankruptcy Loss”:  With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation (i.e. “principal cramdown”) or Debt Service Reduction (i.e. “interest cramdown”).

“Base Rate”:  For any Distribution Date and any Class of Class A Certificates or Mezzanine Certificates, the sum of (i) One-Month LIBOR plus (ii) the related Certificate Margin.

“Book-Entry Certificate”:  As specified in the Preliminary Statement.

“Book-Entry Custodian”:  The custodian appointed pursuant to Section 5.01 herein.

“Business Day”:  Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of California, the State of New York, the State of Delaware, the State of Maryland, the State of Minnesota, the State of Ohio, the State of Georgia or the cities in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

“Cap Amount”:  For any Class of Offered Certificates and any Distribution Date an amount equal to (i) the aggregate amount received by the Trust under the Yield Maintenance Agreement for such Distribution Date multiplied by (ii) a fraction equal to (a) the Certificate Principal Balance of such Class immediately prior to the applicable Distribution Date divided by (b) the aggregate Certificate Principal Balance of the Offered Certificates immediately prior to the applicable Distribution Date.

“Certificate”:  Any one of the certificates issued under this Agreement in substantially the forms attached hereto as Exhibits A-1 through A-5.

“Certificate Factor”:  With respect to any Class of Offered Certificates as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses in reduction of the Certificate Principal Balance of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance of such Class of Certificates as of the Closing Date.

“Certificate Margin”:  As to any Class of Offered Certificates, the respective amount set forth below:

Class	Certificate Margin
	(1)	(2)

1A	0.360%	0.720%
2A	0.400%	0.800%
M-1	0.700%	1.050%
M-2	1.620%	2.430%
M-3	1.800%	2.700%
M-4	2.350%	3.525%
M-5	3.000%	4.500%
M-6	4.500%	6.750%

(1)

To and including the Optional Termination Date.

(2)

After the Optional Termination Date.

“Certificate Owner”:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

“Certificate Principal Balance”:  With respect to any Class of Certificates, other than the Class R and Class C Certificates, as of any Distribution Date, the maximum dollar amount of principal to which the Holder thereof is entitled to on the Closing Date (the “Original Certificate Principal Balance”) reduced by the sum of (a) all amounts actually distributed in respect of principal of such Class and (b) with respect to the Mezzanine Certificates, any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Distribution Dates.

“Certificate Register” and “Certificate Registrar”:  The register maintained and the registrar appointed pursuant to Section 5.02 herein.

“Certificateholder” or “Holder”:  The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01.  The Trustee or the Trust Administrator may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof.  All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee or the Trust Administrator shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

“Class”:  All of the Certificates bearing the same class designation as set forth in the Preliminary Statement.

“Class 1A Percentage”:  With respect to any Distribution Date, will equal the percentage equivalent of a fraction, the numerator of which is the Group I Principal Remittance Amount for such Distribution Date and the denominator of which is the Principal Remittance Amount for such Distribution Date.

“Class 1A Principal Distribution Amount”:  For any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class 1A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 61.40% and (ii) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the last day of the related Due Period minus $2,160,460.

“Class 2A Percentage”:  With respect to any Distribution Date, will equal 100% minus the Class 1A Percentage for such Distribution Date.

“Class 2A Principal Distribution Amount”:  For any Distribution Date, the excess of (x) the aggregate Certificate Principal Balance of the Class 2A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 61.40% and (ii) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the last day of the related Due Period minus $934,068.

“Class A Principal Distribution Amount”:  For any Distribution Date, the sum of the Class 1A Principal Distribution Amount and the Class 2A Principal Distribution Amount.

“Class C Distribution Amount”:  With respect to any Distribution Date the sum of (i) the Overcollateralization Release Amount for that Distribution Date, if any, and (ii) the product of (x) a notional amount, equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date (after giving effect to Monthly Payments of principal due on such date), and (y) the Pass-Through Rate for such Class for such Distribution Date as set forth in footnote (2) to “REMIC II” under Section 1.03 herein, less (iii) distributions made pursuant to Section 4.01(a)(3)(i)-(xxiii) on such Distribution Date.

“Class Exemption”:  A class exemption granted by the U.S. Department of Labor, which provides relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of the Code.

“Class M-1 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 75.40% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Class M-2 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the related Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 86.40% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Class M-3 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 89.40% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Class M-4 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.10% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Class M-5 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.10% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Class M-6 Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), the Certificate Principal Balance of the Class M-5-A Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.40% and (ii) the Aggregate Collateral Balance as of the last day of the related Due Period and (B) the Aggregate Collateral Balance as of the last day of the related Due Period minus $3,094,528.

“Closing Date”:  November 21, 2003.

“Code”:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

“Collection Account”:  The account or accounts created and maintained by the Servicer pursuant to Section 3.10(a), which shall be entitled “Fremont Investment & Loan, as Servicer for Wells Fargo Bank Minnesota, National Association, as Trust Administrator, in trust for the registered holders of Fremont Home Loan Trust 2003-B, Asset Backed Certificates, Series 2003-B”.  The Collection Account must be an Eligible Account.

“Commission”: The Securities and Exchange Commission.

“Compensating Interest”: As defined in Section 3.24 hereof.

“Controlling Person”:  The Holders of the majority Percentage Interest of the Class C Certificates.

“Corporate Trust Office”:  The principal corporate trust office of the Trustee or the Trust Administrator, as the case may be, at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at (i) with respect to the Trustee, HSBC Bank USA, 452 Fifth Avenue, New York, New York 10018, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Master Servicer, the Originator and the Trust Administrator, or (ii) with respect to the Trust Administrator, (A) for Certificate transfer and surrender purposes, Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Fremont Home Loan Trust 2003-B and (B) for all other purposes, Wells Fargo Bank Minnesota, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Fremont Home Loan Trust 2003-B, or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer, the Master Servicer, the Originator and the Trustee.

“Corresponding Classes of Certificates”:  With respect to each REMIC Regular Interest, any Class of Certificates appearing opposite such REMIC Regular Interest in Section 1.03 hereof.

“Counterparty”:  Swiss Re Financial Products Corporation, or any successor in interest thereto under the Yield Maintenance Agreement.

“CPR”:  A prepayment assumption that represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

“Credit Enhancement Percentage”:  For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balances of the Mezzanine Certificates (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) and (ii) the Overcollateralized Amount (after giving effect to the distribution of the Principal Distribution Amount on such Distribution Date) by (y) the Aggregate Collateral Balance as of the last day of the related Due Period.

“Credit Repositories”:  Each of Equifax, Transunion, and Experian, or their respective successors in interest.

“Custodian”:  Any custodian that is appointed by the Trustee with respect to certain obligations providing for the safekeeping of any documents or instruments referred to in Section 2.01 on behalf of the Certificateholders.  Any Custodian so appointed shall act as agent on behalf of the Trustee.  The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.  The Trustee hereby appoints the Trust Administrator as the initial Custodian.

“Cut-off Date”:  With respect to each Mortgage Loan (other than a Qualified Substitute Mortgage Loan), November 1, 2003.  With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution.  References herein to the “Cut-off Date,” when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

“Debt Service Reduction”:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

“Deficient Valuation”:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificates”:  As defined in Section 5.01(b).

“Deleted Mortgage Loan”:  A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

“Delinquency Percentage”:  With respect to the last day of a Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days Delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month.

“Delinquent”:  A Mortgage Loan is “Delinquent” if any Monthly Payment due on a Due Date is not made by the close of business on the next scheduled Due Date for that Mortgage Loan (including all foreclosures, bankruptcies and REO Properties).  A Mortgage Loan is “30 days Delinquent” if the Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which that Monthly Payment was due or, if there was no corresponding date (e.g., as when a 30-day month follows a 31-day month in which the payment was due on the 31st day of that month), then on the last day of that immediately succeeding month; and similarly for “60 days Delinquent” and “90 days Delinquent,” etc.

“Depositor”:  Asset Backed Securities Corporation, a Delaware corporation, or its successor in interest.

“Depository”:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act.

“Depository Institution”:  Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated F-1 by Fitch (if rated by Fitch), A-1+ by S&P and P-1 by Moody’s (or comparable ratings if Fitch, S&P and Moody’s are not the Rating Agencies).

“Depository Participant”:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

“Determination Date”:  The fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the Business Day immediately preceding such fifteenth day.

“Directly Operate”:  With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

“Disqualified Organization”:  Any of the following:  (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any REMIC created hereunder, or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

“Distribution Account”:  The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 3.10(b) which shall be entitled “Distribution Account, Wells Fargo Bank Minnesota, National Association, as Trust Administrator, in trust for the registered holders of Fremont Home Loan Trust 2003-B, Asset Backed Certificates Series 2003-B”.  The Distribution Account must be an Eligible Account.

“Distribution Date”:  The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 2003.

“Due Date”: With respect to each Distribution Date and each Mortgage Loan (a) that has a Monthly Payment due on the first day of the month, the first day of the month and (b) that has a Monthly Payment due on a day other than the first day of the month, such Mortgage Loan will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month, in each case, exclusive of any days of grace in the related Due Period.

“Due Period”:  With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“EDGAR”:  The Commission’s Electronic Data Gathering and Retrieval System.

“Eligible Account”:  Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.  Eligible Accounts may bear interest.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA-Qualifying Underwriting”:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

“Estate in Real Property”:  A fee simple estate in a parcel of land.

“Excess Overcollateralized Amount”:  With respect to any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount and the principal portion of any Realized Losses incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

“Exchange Act”:  The Securities Exchange Act of 1934, as amended.

“Extraordinary Trust Fund Expense”:  Any amounts reimbursable to the Trustee or the Trust Administrator, or any director, officer, employee or agent of the Trustee or the Trust Administrator, from the Trust Fund pursuant to this Agreement, including Section 2.02, 2.03, 7.01(c) or 8.05(a) and any amounts payable from the Distribution Account in respect of taxes pursuant to Section 10.01(g)(iv), any amounts payable from the Distribution Account in respect of any REMIC administration pursuant to Section 10.01(c).

“Fannie Mae”:  Fannie Mae, formerly known as Federal National Mortgage Association, or any successor thereto.

“FDIC”:  Federal Deposit Insurance Corporation or any successor thereto.

“Federal Funds Rate”:  The interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

“Final Recovery Determination”:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Originator or the Servicer, as the case may be, pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, as applicable), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby and deliver a certificate of a Servicing Officer evidencing such determination to the Master Servicer.

“First Lien”:  With respect to any second lien Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Fitch”:  Fitch Ratings, or its successor in interest thereto.

“Fitch Servicer Termination Test”: With respect to any Distribution Date, if the Servicer is Fremont Investment & Loan, the Fitch Servicer Termination Test will be failed if (A) the quotient obtained by dividing (x) the sum of (I) the aggregate Stated Principal Balance of Mortgage Loans that are Delinquent 60 days or more, that are in foreclosure, that have been converted to REO Properties or that have been discharged by reason of bankruptcy, in each case as of the last day of the calendar month immediately preceding the month of such Distribution Date, (II) the aggregate Stated Principal Balance of Mortgage Loans that are Delinquent 60 days or more, that are in foreclosure, that have been converted to REO Properties or that have been discharged by reason of bankruptcy, in each case as of the last day of the second calendar month preceding the month of such Distribution Date and (III) the aggregate Stated Principal Balance of Mortgage Loans that are Delinquent 60 days or more, that are in foreclosure, that have been converted to REO Properties or that have been discharged by reason of bankruptcy, in each case as of the last day of the third calendar month preceding the month of such Distribution Date by (y) 3, is greater than (B) $80,457,729.30.

Notwithstanding the foregoing, the Fitch Servicer Termination Test shall not be applicable hereunder from and after the time the Trustee shall have received written notice from the Servicer containing evidence in writing that the then outstanding rating by Fitch of Fremont Investment & Loan as a servicer of residential mortgage loans is “RPS3-” or better.

“Fixed Rate Mortgage Loan”:  Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed.

“Formula Rate”:  As to any Class of Offered Certificates and any Distribution Date, the lesser of (i) the related Base Rate and (ii) the Maximum Cap Rate.

“Freddie Mac”:  Freddie Mac, formerly known as Federal Home Loan Mortgage Corporation, or any successor thereto.

“Gross Margin”:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

“Group I”:  Those certain Mortgage Loans identified as belonging to Group I on the Mortgage Loan Schedule.

“Group I Interest Remittance Amount”:  With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans and to Compensating Interest paid by the Servicer or the Master Servicer with respect to the Group I Mortgage Loans.

“Group I Principal Remittance Amount”:  With respect to any Distribution Date, means, the portion of the Principal Remittance Amount for such Distribution Date derived from the Group I Mortgage Loans.

“Group II”:  Those certain Mortgage Loans identified as belonging to Group II on the Mortgage Loan Schedule.

“Group II Interest Remittance Amount”:  With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans and to Compensating Interest paid by the Servicer or the Master Servicer with respect to the Group II Mortgage Loans.

“Independent”:  When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer, the Master Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Servicer, the Master Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, the Servicer, the Master Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Servicer, the Master Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any Class of securities issued by the Depositor, the Master Servicer or the Servicer, the Master Servicer or any Affiliate thereof, as the case may be.

“Independent Contractor”:  Either (i) any Person (other than the Servicer) that would be an “independent contractor” with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm’s length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

“Index”:  With respect to each Adjustable Rate Mortgage Loan and each related Adjustment Date, the index as specified in the related Mortgage Note.

“Insurance Proceeds”:  Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing Mortgage Loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

“Interest Accrual Period”:  For any Distribution Date and the Offered Certificates, will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date (or, in the case of the first such Interest Accrual Period, commencing on the Closing Date) and ending on the day immediately preceding such Distribution Date.

“Interest Determination Date”:  With respect to the Offered Certificates and any Interest Accrual Period therefor, the second London Business Day preceding the commencement of such Interest Accrual Period.

“Interest Remittance Amount”:  With respect to any Distribution Date, the sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount.

“Late Collections”:  With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but Delinquent for such Due Period and not previously recovered.

“Liquidation Event”:  With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from the Trust Fund by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.  With respect to any REO Property, either of the following events:  (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from the Trust Fund by reason of its being purchased pursuant to Section 9.01.

“Liquidation Proceeds”:  The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee’s sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

“Loan Group”:  Either Group I or Group II, as applicable.

“Loan-to-Value Ratio” or “LTV”:  With respect to any Mortgage Loan and as of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

“London Business Day”:  Any day on which banks in the City of London and The City of New York are open and conducting transactions in United States dollars.

“Master Servicer”:  As of the Closing Date, Wells Fargo Bank Minnesota, National Association and thereafter, its respective successors in interest who meet the qualifications of this Agreement.  As long as a Master Servicer is required under this Agreement, the Master Servicer and the Trust Administrator shall at all times be the same Person.

“Master Servicer Certification”:  A written certification, substantially in the form attached hereto as Exhibit I, covering servicing of the Mortgage Loans by the Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

“Master Servicer Event of Termination”:  One or more of the events described in Section 7.01(d).

“Master Servicing Fee”:  With respect to the Mortgage Loans and for any calendar month, an amount, payable as provided in Section 3A.09, equal to the Master Servicing Fee Rate accrued for one month on the same principal amount on which interest on each Mortgage Loan accrues for such calendar month.

“Master Servicing Fee Rate”:  0.0025% per annum; provided, however, if Fremont Investment & Loan has been removed as Servicer or has resigned as Servicer, and in either such case if a Master Servicer is no longer required hereunder, then the Master Servicing Fee Rate shall be 0.00% per annum.

“Master Servicing Officer”:  Any employee of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Master Servicing Officers furnished by the Master Servicer to the Trustee, the Trust Administrator, the Servicer and the Depositor on the Closing Date, as such list may from time to time be amended.

“Maximum Cap Rate”:  For any Distribution Date and the Offered Certificates, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the difference between (A) the weighted average of the Maximum Mortgage Rates of the Mortgage Loans (or the Mortgage Rates in the case of the Fixed Rate Mortgage Loans) as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for Principal Prepayments in full received and distributed in the prior month), weighted on the basis of the related Stated Principal Balances as of such date and (B) the sum of (1) the Servicing Fee Rate, (2) the Master Servicing Fee Rate and (3) the Trust Administration Fee Rate for the Mortgage Loans.

“Maximum Mortgage Rate”:  With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

“MERS”:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“MERS Mortgage Loan”:  Any Mortgage Loan registered with MERS on the MERS® System.

“MERS® System”:  The system of recording transfers of Mortgages electronically maintained by MERS.

“MIN”:  The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS® System.

“Minimum Mortgage Rate”:  With respect to each Adjustable Rate Mortgage Loan, the greater of (a) the Gross Margin set forth in the related Mortgage Note and (b) the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

“MOM Loan”:  Any Mortgage Loan with respect to which MERS acted as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

“Monthly Interest Distributable Amount”:  With respect to any Distribution Date and each Class of Certificates, other than the Class P and Class C Certificates, an amount equal to the amount of interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date, in each case, reduced by any Net Prepayment Interest Shortfalls allocated to such Class of Certificates and any Relief Act Interest Shortfalls allocated to such Class of Certificates, in each such case, as such shortfalls are allocated pursuant to Section 1.02 herein.

“Monthly Payment”:  With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07(a); and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

“Moody’s”:  Moody’s Investors Service, Inc. or its successor in interest.

“Mortgage”:  The mortgage, deed of trust or other instrument creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

“Mortgage File”:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

“Mortgage Loan”:  Each Mortgage Loan transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.03(c) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule, including each REO Property unless the context otherwise requires.

“Mortgage Loan Purchase Agreement”:  The agreement between the Originator, as seller, and the Seller, as purchaser, regarding the transfer of the Mortgage Loans by the Originator to or at the direction of the Seller, substantially in the form attached hereto as Exhibit D.

“Mortgage Loan Schedule”:  As of any date, the list of Mortgage Loans included in the Trust Fund on such date, attached hereto as Schedule 1.  The Mortgage Loan Schedule shall set forth by Loan Group the following information with respect to each Mortgage Loan in such Loan Group :

(i)

the Mortgagor’s name and the Originator’s Mortgage Loan identifying number;

(ii)

the street address of the Mortgaged Property including the state and zip code;

(iii)

a code indicating whether the Mortgaged Property is owner-occupied;

(iv)

the type of Residential Dwelling constituting the Mortgaged Property;

(v)

the original months to maturity;

(vi)

the Loan-to-Value Ratio, at origination;

(vii)

the Mortgage Rate in effect immediately following the Cut-off Date;

(viii)

the date on which the first Monthly Payment was due on the Mortgage Loan;

(ix)

the stated maturity date of such Mortgage Loan and of the related First Lien, if applicable;

(x)

the amount of the Monthly Payment (a) at origination and (b) due on the first Due Date after the Cut-off Date;

(xi)

the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance;

(xii)

the original principal amount of the Mortgage Loan as of the date of origination;

(xiii)

the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

(xiv)

with respect to each Adjustable Rate Mortgage Loan, the Applicable Index and Gross Margin;

(xv)

a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

(xvi)

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Rate;

(xvii)

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Rate;

(xviii)

the Mortgage Rate at origination;

(xix)

with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

(xx)

a code indicating the documentation program;

(xxi)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date and the Adjustment Date frequency;

(xxii)

the Value of the Mortgaged Property;

(xxiii)

the sale price of the Mortgaged Property, if applicable;

(xxiv)

the Originator’s risk grade;

(xxv)

the actual interest “paid to date” of the Mortgage Loan as of the Cut-off Date;

(xxvi)

the number of years any Prepayment Premium is in effect;

(xxvii)

the loan type (i.e.  fixed, adjustable; 2/28, 3/27, etc.);

(xxviii)

 the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date;

(xxix)

a code indicating whether such Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan;

(xxx)

a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN; and

(xxxi)

a code indicating whether the Mortgage Loan is subject to a Prepayment Premium, if any.

The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date:  (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall set forth the aggregate Stated Principal Balance of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.  With respect to any Qualified Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein.

“Mortgage Note”:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Pool”:  The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

“Mortgage Rate”:  With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.  With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

“Mortgaged Property”:  The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property or a leasehold interest improved by a Residential Dwelling.

“Mortgagor”:  The obligor on a Mortgage Note.

“Net Liquidation Proceeds”:  With respect to any liquidation of a Mortgage Loan or any other disposition of related Mortgaged Property (including REO Property), the related Liquidation Proceeds, net of P&I Advances, Servicing Advances, Servicing Fees and any other fees, received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property in accordance with the terms of this Agreement.

“Net Monthly Excess Cashflow”:  With respect to any Distribution Date, an amount equal to the sum of (i) any Overcollateralization Release Amount for such Distribution Date and (ii) the positive excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Offered Certificates pursuant to Section 4.01(a)(1), (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Remittance Amount.

“Net Mortgage Rate”:  With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

“Net Prepayment Interest Shortfall”:  With respect to any Distribution Date, the excess, if any, of any Prepayment Interest Shortfalls for such date over the related Compensating Interest.

“Net WAC Rate”:  With respect to the Offered Certificates (and any corresponding REMIC II Regular Interest created pursuant to Section 1.03 hereof) and the REMIC I Regular Interests, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the difference between (A) the weighted average Mortgage Rates of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date (subject to adjustment for Principal Prepayments in full received and distributed in the prior month), weighted on the basis of the related Stated Principal Balances as of such date and (B) the sum of (1) the Servicing Fee Rate, (2) the Master Servicing Fee Rate and (3) the Trust Administration Fee Rate.

“Net WAC Rate Carryover Amount”:  For any Distribution Date on which the Pass-Through Rate for any Class of Offered Certificates is equal to the related Net WAC Rate, an amount equal to the sum of (i) the excess of (x) the amount of interest such Class accrued for such Distribution Date at the related Formula Rate, over (y) the amount of interest such Class accrued for such Distribution Date at the related Net WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the prior Distribution Date together with interest accrued on such unpaid portion for the most recently ended Interest Accrual Period at the Formula Rate applicable for such Class for such Interest Accrual Period.

“Net WAC Reserve Fund”:  The Eligible Account established pursuant to Section 3.26.

“New Lease”:  Any lease of REO Property entered into on behalf of the Trust Fund, including any lease renewed or extended on behalf of the Trust Fund, if the Trust Fund has the right to renegotiate the terms of such lease.

“Nonrecoverable P&I Advance”:  Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Nonrecoverable Servicing Advance”:  Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer using Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-United States Person”:  Any Person other than a United States Person.

“Offered Certificates”:  As defined in the Preliminary Statement.

“Officers’ Certificate”:  With respect to the Depositor, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a vice president (however denominated) or an authorized agent, and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor.  With respect to the Originator or Servicer, any officer who is authorized to act for the Originator or Servicer in matters relating to this Agreement, and whose action is binding upon the Servicer, initially including those individuals whose names appear on the list of authorized officers delivered at the closing.

“One-Month LIBOR”:  With respect to the Offered Certificates and any Interest Accrual Period therefor, the rate determined by the Trust Administrator on the related Interest Determination Date (or with respect to the initial Interest Accrual Period, on the Closing Date based on information available on the related Interest Determination Date) on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date.  In such event, the Trust Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).  If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.  Notwithstanding the foregoing, if, under the priorities described above, LIBOR for an Interest Determination Date would be based on LIBOR for the previous Interest Determination Date for the third consecutive Interest Determination Date, the Trust Administrator shall select an alternative comparable index (over which the Trust Administrator has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

“Operative Documents”: This Agreement, the Mortgage Loan Purchase Agreement, the Assignment and Assumption Agreement and any other documents related hereto or thereto.

“Opinion of Counsel”:  A written opinion of counsel, who may, without limitation, be salaried counsel for the Originator, the Depositor, the Master Servicer or the Servicer and which shall be acceptable to the Trustee and the Trust Administrator (which acceptance shall not be unreasonably withheld), except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Termination Date”:  The first Distribution Date that the Servicer shall be permitted to purchase the Mortgage Loans and REO Properties pursuant to Section 9.01(b).

“Originator”:  Fremont Investment & Loan, a California state chartered industrial bank, regulated by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions, or its successor in interest.

“Outsourcer”:  As defined in Section 3.02(c) herein.

“Overcollateralization Deficiency Amount”:  With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Target Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date (assuming that 100% of the Principal Remittance Amount and the principal portion of any Realized Losses incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date is applied as a payment of principal on such Distribution Date).

“Overcollateralization Increase Amount”:  With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date and (b) Net Monthly Excess Cash Flow available for distribution on that Distribution Date pursuant to Section 4.01(a)(3)(ii).

“Overcollateralization Release Amount”:  With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Principal Remittance Amount for such Distribution Date.

“Overcollateralization Target Amount”:  With respect to any Distribution Date (1) prior to the Stepdown Date, 1.80% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, (2) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 3.60% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (y) $3,094,528, and (3) on or after the Stepdown Date if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

“Overcollateralized Amount”:  As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties as of the last day of the related Due Period for such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A and Mezzanine Certificates as of such Distribution Date (after taking into account the payment of the amounts described in clauses (b)(i) through (v) of the definition of Principal Distribution Amount on such Distribution Date).

“Ownership Interest”:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”:  For any Distribution Date and any Class of Offered Certificates, the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate for such Distribution Date.  For any Distribution Date and the Class C Certificates, the rate set forth for the Class C Certificates in footnote (2) to “REMIC II” under section 1.03 herein.

“Percentage Interest”:  As to any Certificate, either the percentage set forth on the face thereof or the percentage obtained by dividing the initial Certificate Principal Balance represented by such Certificate by the aggregate initial Certificate Principal Balance of all of the Certificates of such Class.

“Periodic Rate Cap”:  With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

“Permitted Investments”:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Master Servicer, the Trust Administrator, the Trustee or any of their respective Affiliates:

(a)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(b)

demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars that are rated at least “F1+” by Fitch (if rated by Fitch) and issued by any Depository Institution;

(c)

repurchase obligations with respect to any security described in clause (a) above entered into with a Depository Institution (acting as principal);

(d)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(e)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(f)

units of money market funds, including money market funds managed or advised by the Trustee or the Trust Administrator or an Affiliate thereof, that have been rated “AAA” by Fitch (if rated by Fitch), “Aaa” by Moody’s (if rated by Moody’s) and “AAA” by S&P (if rated by S&P); and

(g)

if previously confirmed in writing to the Trustee and the Trust Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates; provided, however, that any Permitted Investment pursuant to this clause (g) which solely contains a short-term rating shall be a Permitted Investment rated in the highest category for such short-term rating;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

“Permitted Transferee”:  Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“P&I Advance”:  As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the related Mortgage Loans and that were Delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.03.  The Servicer will not be required to make any Nonrecoverable P&I Advances as described in Section 4.03.

“Plan”:  Any employee benefit plan (as defined in Section 3(3) of ERISA) or other plan as defined in Section 4975(e)(1) of the Code, including individual retirement accounts and annuities and, Keogh plans, that is subject to Title I of ERISA or Section 4975 of the Code.

“Pool Principal Balance”:  As of any Distribution Date, the aggregate Stated Principal Balance of the Mortgage Loans.

“PPC”:  With respect to the Fixed Rate Mortgage Loans, a constant prepayment rate (“CPR”) of 4.00% per annum of the then unpaid principal balance of such Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.4545% (precisely 16/11 expressed as a percentage) per annum in each month thereafter until the 12th month, and then beginning in the 12th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 20% per annum.  With respect to the Adjustable Rate Mortgage Loans, a CPR of 4.00% per annum of the then unpaid principal balance of such Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.3478% (precisely 31/23 expressed as a percentage) per annum in each month thereafter until the 24th month, and then beginning in the 24th month and in each month thereafter during the life of such Mortgage Loans, a CPR of 35% per annum.

“Prepayment Assumption”:  With respect to the Adjustable Rate Mortgage Loans, 100% PPC.  With respect to the Fixed Rate Mortgage Loans, 115% PPC.  The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes.

“Prepayment Interest Shortfall”:  With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full, other than Principal Prepayments in full that occur during the portion of the Prepayment Period that is in the same calendar month as the Distribution Date, the difference between (i) one full month’s interest at the applicable Mortgage Rate, as reduced by the Servicing Fee Rate, with respect to the Servicer’s obligation in respect of any Prepayment Interest Shortfall, or the sum of the Servicing Fee Rate and the Master Servicing Fee Rate, with respect to the Master Servicer’s obligation in respect of any Prepayment Interest Shortfall, on the outstanding Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest due and actually received from the related Mortgagor that accrued during the month immediately preceding such Distribution Date with respect to such Mortgage Loan in connection with such Principal Prepayment, as reduced by the Servicing Fee Rate, with respect to the Servicer’s obligation in respect of any Prepayment Interest Shortfall, or the sum of the Servicing Fee Rate and the Master Servicing Fee Rate, with respect to the Master Servicer’s obligation in respect of any Prepayment Interest Shortfall.  The obligations of the Servicer and Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24 and Section 3A.12, respectively.

“Prepayment Period”:  With respect to any Distribution Date and Principal Prepayment in full, the period from the sixteenth day of the calendar month preceding the month in which the related Distribution Date occurs to the fifteenth day of the month in which such Distribution Date occurs.  With respect to any Distribution Date and Principal Prepayment in part, the calendar month prior to the month in which the related Distribution Date occurs.

“Prepayment Premium”: With respect to any Mortgage Loan and Prepayment Period, any prepayment premium, penalty or charge collected by the Servicer from a Mortgagor in connection with any voluntary Principal Prepayment and held from time to time as a part of the Trust Fund.  The Servicer shall calculate, in good faith using Accepted Servicing Practices, the amount of any Prepayment Premium solely pursuant to the terms of the related Mortgage Note.

“Prepayment Premium Schedule”:  As of the Cut-off Date, a list attached hereto as Schedule 2 (including the Prepayment Premium Summary attached thereto) in an electronic format, setting forth the following information with respect to each Prepayment Premium:

(i)

the Mortgage Loan identifying number;

(ii)

a code indicating the type of Prepayment Premium;

(iii)

the state of origination of the related Mortgage Loan;

(iv)

the date on which the first monthly payment was due on the related Mortgage Loan;

(v)

the term of the related Prepayment Premium;

(vi)

the principal balance of the related Mortgage Loan as of the Cut-off Date; and

(vii)

such other information as is reasonably requested by the Trustee or the Trust Administrator.

Upon notice to the Trustee and the Trust Administrator, the Servicer shall amend the Prepayment Premium Schedule (i) if the Servicer has waived a Prepayment Premium or (ii) upon the substitution of any Mortgage Loan.  The Servicer shall furnish a copy of the amended Prepayment Premium Schedule to the Trustee and the Trust Administrator.  With respect to a waived Prepayment Premium, the Servicer may deliver to the Trustee and the Trust Administrator an Officer’s Certificate as described in Section 3.07(b) in lieu of an amended Prepayment Premium Schedule.

“Principal Distribution Amount”:  With respect to any Distribution Date, the lesser of:

(a)

the excess of the Available Distribution Amount over the amount payable on the Certificates pursuant to Section 4.01(a)(1)(i) – (vii); and

(b)

the sum of

(i)

the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date;

(ii)

the Stated Principal Balance of any Mortgage Loan that was purchased during the calendar month preceding the month of such Distribution Date pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01 and the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date;

(iii)

the principal portion of all other unscheduled collections in respect of Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization received during the calendar month preceding the month of such Distribution Date, net of any portion thereof that represents a recovery of principal for which an advance was made by the Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date;

(iv)

the principal portion of all unscheduled collections in respect of Principal Prepayments in full and in part received during the related Prepayment Period;

(v)

the principal portion of any Realized Losses incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date; and

(vi)

the amount of any Overcollateralization Increase Amount for such Distribution Date to the extent covered by Net Monthly Excess Cashflow for such Distribution Date;

minus:

(c)

the amount of any Overcollateralization Release Amount for such Distribution Date.

“Principal Prepayment”:  Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest (without regard to any Prepayment Premium that may have been collected by the Servicer in connection with such payment of principal) representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount”:  With respect to any Distribution Date, that portion of the Available Distribution Amount equal to the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (ii) the principal portion of all Principal Prepayments in part and in full of the Mortgage Loans, if any, applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds received during the calendar month preceding the month of such Distribution Date, (iv) that portion of the Purchase Price representing principal of any purchased or repurchased Mortgage Loan, deposited to the Collection Account during the calendar month preceding the month of such Distribution Date, (v) the principal portion of the amount of any shortfall deposited in the Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the calendar month preceding the month of such Distribution Date and (vi) on the Distribution Date on which the Trust is to be terminated in accordance with this Agreement, that portion of the Termination Price in respect of principal.

“PTCE”:  A Prohibited Transaction Class Exemption.

“Purchase Price”:  With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01, and as calculated and confirmed in an Officers’ Certificate from the Servicer to the Trustee and the Trust Administrator, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property and any P&I Advances previously reimbursed to the Servicer pursuant to Section 3.11(a)(vi) (except in the case of a purchase by the Servicer), (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer, the Trust Administrator or the Trustee in respect of the breach or defect giving rise to the purchase obligation and (vi) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, any costs and damages actually incurred and paid by or on behalf of the Trust in connection with any violation by such Mortgage Loan of the representation and warranty set forth in Exhibit A (aaa) of the Mortgage Loan Purchase Agreement, as applicable.

“Qualified Substitute Mortgage Loan”:  A Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of and not more than 5% less than the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) with respect to each Adjustable Rate Mortgage Loan have a Maximum Mortgage Rate not less than the Maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) with respect to each Adjustable Rate Mortgage Loan have a Minimum Mortgage Rate not less than the Minimum Mortgage Rate of the Deleted Mortgage Loan, (v) with respect to each Adjustable Rate Mortgage Loan have a Gross Margin equal to or greater than the Gross Margin of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, adjust in accordance with the Index and have a next Adjustment Date not more than two months later than the next Adjustment Date on the Deleted Mortgage Loan, and have the same intervals between Adjustment Dates as the Deleted Mortgage Loan, (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (viii) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (x) have a risk grading determined by the Servicer at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xi) have been underwritten or reunderwritten by the Originator in accordance with the same underwriting criteria and guidelines as the Mortgage Loans being replaced; (xii) be of the same or better credit quality as the Mortgage Loan being replaced, (xiii) have a lien priority equal to or superior to that of the Deleted Mortgage Loan, (xiv) be secured by the same property type as the Deleted Mortgage Loan and (xv) conform to each representation and warranty in the applicable Mortgage Loan Purchase Agreement.  In the event that one or more Mortgage Loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the terms described in clause (vii) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (ix) hereof shall be satisfied as to each such Mortgage Loan, the risk gradings described in clause (x) hereof shall be satisfied as to each such Mortgage Loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xiii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

“Rating Agency or Rating Agencies”:  S&P, Moody’s and Fitch or their successors.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee and the Servicer.

“Realized Loss”:  With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all P&I Advances made by the Servicer in respect of such REO Property or the related Mortgage Loan for which the Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to Section 3.23.

With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction.  Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

“Realized Loss Percentage”:  For purposes of the Servicer Termination Test, the percentage produced by the following calculation: (i) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans since the Cut-off Date through the last day of the related Due Period, minus (ii) any amount received with respect to Realized Losses on the Mortgage Loans subsequent to a Final Recovery Determination being made with respect to the Mortgage Loans, divided by (iii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; provided however, that for purposes of this definition, the term “Realized Losses” shall not include Debt Service Reductions or Deficient Valuations.

“Record Date”:  With respect to any Distribution Date and any Definitive Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such applicable Distribution Date occurs.  With respect to any Distribution Date and the Offered Certificates (other than any Definitive Certificates), the Business Day prior to such Distribution Date.

“Reference Banks”:  Deutsche Bank, Barclays Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not able to serve as a Reference Bank, then any leading banks selected by the Trust Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trustee.

“Refinanced Mortgage Loan”:  A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

“Regular Certificate”:  As specified in the Preliminary Statement.

“Regular Interest”:  A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

“Relief Act”:  The Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended and any similar state law.

“Relief Act Interest Shortfall”:  With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

“REMIC I”:  The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee’s rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Depositor’s rights under the Mortgage Loan Purchase Agreement and the Assignment and Assumption Agreement (including any security interest created thereby) and (v) the Collection Account (other than any amounts representing any Servicer Prepayment Premium Payment Amount), the Distribution Account (other than any amounts representing any Servicer Prepayment Premium Payment Amount) and any REO Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.  Notwithstanding the foregoing, however, REMIC I specifically excludes all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Premiums payable in connection with Principal Prepayments made on or before the Cut-off Date, the Net WAC Reserve Fund, the Yield Maintenance Agreement and the right of each Offered Certificate to receive amount in respect of the Net WAC Rate Carryover Amounts.

“REMIC I Regular Interest”:  Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a “regular interest” in REMIC I.

“REMIC I Accretion Directed Class”:  As set forth in Section 1.03 under the heading entitled “REMIC I.”

“REMIC II”:  The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of the Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

“REMIC Provisions”:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Report”:  A report in form mutually agreed to between the Trust Administrator and the Servicer on a magnetic disk or tape or in electronic format prepared by the Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trust Administrator and the Servicer.

“Rents from Real Property”:  With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term “rents from real property.”

“REO Account”:  Each of the accounts maintained, or caused to be maintained, by the Servicer in respect of an REO Property pursuant to Section 3.23.

“REO Disposition”:  The sale or other disposition of an REO Property on behalf of the Trust Fund.

“REO Imputed Interest”:  As to any REO Property, for any calendar month during which such REO Property was at any time part of the Trust Fund, one month’s interest at the applicable Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

“REO Principal Amortization”:  With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

“REO Property”:  A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.23.

“Request for Release”:  A release signed by a Servicing Officer, or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer, in the form of Exhibit E attached hereto.

“Required Net WAC Reserve Fund Deposit”:  With respect to any Distribution Date on which the excess of the related Net WAC Rate over the weighted average Pass-Through Rates of the Offered Certificates is less than 0.25%, the excess, if any, of (i) the product of 0.40% and the aggregate Stated Principal Balance of the Mortgage Loans over (ii) the amount of funds on deposit in the Net WAC Reserve Fund prior to deposits thereto on such Distribution Date.  With respect to any Distribution Date on which the excess of the related Net WAC Rate over the weighted average Pass-Through Rates of the Offered Certificates is equal to or greater than 0.25%, the excess, if any, of (i) $1,000 over (ii) the amount of funds on deposit in the Net WAC Reserve Fund prior to deposits thereto on such Distribution Date.  The Originator shall cause the deposit of $1,000 to the Net WAC Reserve Fund on the Closing Date.

“Reserve Interest Rate”:  With respect to any Interest Determination Date, the rate per annum that the Trust Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trust Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trust Administrator are quoting on such Interest Determination Date to leading European banks.

“Residential Dwelling”:  Any one of the following: (i) an attached or detached one-family dwelling, (ii) an attached or detached two- to four-family dwelling, (iii) an attached or detached one-family dwelling unit in a condominium project, (iv) an attached or detached one-family dwelling in a planned unit development, none of which is a cooperative or mobile home (as defined in 42 United States Code, Section 5402(6)), or (v) a manufactured home.

“Residual Certificates”:  As specified in the Preliminary Statement.

“Residual Interest”:  The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”:  When used with respect to the Trust Administrator, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.  When used with respect to the Trustee, any officer of the Trustee with direct responsibility for the Trustee’s performance of functions to be performed by the Trustee in connection with the administration of this Agreement and, with respect to a particular matter, to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“S&P”:  Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

“Seller”:  DLJ Mortgage Capital, Inc., or its successor in interest, in its capacity as seller.

“Servicer”:  Fremont Investment & Loan, a California state charted industrial bank, regulated by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions, or any successor servicer appointed as herein provided, in its capacity as servicer hereunder.

“Servicer Certification”:  As defined in Section 4.06(c) hereof, a form of which is attached hereto as Exhibit H.

“Servicer Event of Default”:  One or more of the events described in Section 7.01(a).

“Servicer Prepayment Premium Payment Amount”:  The amounts payable by the Servicer in respect of any waived Prepayment Premiums pursuant to Section 2.03(b)(ii).

“Servicer Remittance Date”:  With respect to any Distribution Date, 1:00 p.m. New York time on the Business Day preceding such Distribution Date.

“Servicer Termination Test”:  With respect to any Distribution Date, the Servicer will fail the Servicer Termination Test if the Realized Loss Percentage for the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Percentage
December 2006 through November 2007	3.50%
December 2007 through November 2008	5.25%
December 2008 through November 2009	6.75%
December 2009 through November 2010	7.75%
December 2010 and thereafter	8.25%

“Servicing Account”:  The account or accounts created and maintained pursuant to Section 3.09.

“Servicing Advances”:  The reasonable “out-of-pocket” costs and expenses incurred by the Servicer in the performance of its servicing obligations (including the reasonable fees of counsel) in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the inspection, preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan and any such proceedings that result from the Mortgage Loan being registered on the MERS® System, (iii) the reasonable fees in connection with the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14, Section 3.16 and Section 3.23, and (v) locating documents missing from the Mortgage File or Servicing File.  Servicing Advances also include any reasonable “out-of-pocket” cost and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage to the extent not recovered from the Mortgagor or otherwise payable under this Agreement.  The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

“Servicing Fee”:  With respect to each Mortgage Loan and for any calendar month, an amount equal to one month’s interest at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month, subject to reduction as provided in Section 3.24.  A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

“Servicing Fee Rate”:  0.50% per annum.

“Servicing File”:  With respect to each Mortgage Loan, the Servicing File for such Mortgage Loan shall consist of copies of each item required to be in the Mortgage File (for the avoidance of doubt, the original of each such document shall be maintained in the Mortgage File for such Mortgage Loan unless otherwise permitted to be released in accordance with this Agreement) and the following documents listed below.

(i)

Residential loan application.

(ii)

Mortgage Loan closing statement.

(iii)

Verification of employment and income, if applicable.

(iv)

Verification of acceptable evidence of source and amount of downpayment.

(v)

Credit report on Mortgagor.

(vi)

Residential appraisal report.

(vii)

Photograph of the Mortgaged Property.

(viii)

Survey of the Mortgaged Property.

(ix)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(x)

All required disclosure statements.

(xi)

If required in an appraisal, termite report, structural engineer’s report, water potability and septic certification.

(xii)

Sales Contract, if applicable.

“Servicing Officer”:  Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trustee, the Master Servicer, the Trust Administrator and the Depositor on the Closing Date, as such list may from time to time be amended.

“Servicing Rights Pledgee”:  As defined in Section 6.04 hereof.

“Single Certificate”:  With respect to any Class of Certificates (other than the Class P Certificates and the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000.  With respect to the Class P Certificates and the Residual Certificates, a hypothetical Certificate of such Class evidencing a 20% Percentage Interest in such Class.

“Startup Day”:  With respect to each of REMIC I and REMIC II, the day designated as such pursuant to Section 10.01(b) hereof.

“Stated Principal Balance”:  With respect to any Mortgage Loan:  (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the principal balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section 4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation or Debt Service Reduction made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero.  With respect to any REO Property:  (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of the Trust Fund, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

“Stepdown Date”:  The earlier to occur of (1) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date occurring in December 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than 38.60%.

“Sub-Servicer”:  Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

“Sub-Servicing Account”:  An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

“Sub-Servicing Agreement”:  The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

“Substitution Shortfall Amount”:  As defined in Section 2.03(c).

“Tax Returns”:  Each federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as multiple REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

“Telerate Page 3750”:  The display designated as page “3750” on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

“Termination Price”:  As defined in Section 9.01.

“Transfer”:  Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transferee”:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Trigger Event”:  A Trigger Event has occurred with respect to any Distribution Date on or after the Stepdown Date if (i) the Delinquency Percentage exceeds 42% of the Credit Enhancement Percentage for such Distribution Date or (ii) the cumulative Realized Losses as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of Cut-off Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Percentage
December 2006 – November 2007	2.75%
December 2007 – November 2008	4.50%
December 2008 – November 2009	6.00%
December 2009 – November 2010	6.50%
December 2010 and thereafter	6.75%

The percentages set forth in the table above are the percentages applicable for the first Distribution Date in the corresponding range of Distribution Dates.  The percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

“Trust”:  Fremont Home Loan Trust 2003-B, the trust created under this Agreement.

“Trust Administration Fee”:  The amount payable to the Trust Administrator on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trust Administrator hereunder, which amount, with respect to the Mortgage Loans and for any calendar month, shall be equal to the Trust Administration Fee Rate accrued for one month on the same principal amount on which interest on each Mortgage Loan accrues for such calendar month.

“Trust Administration Fee Rate”:  0.01% per annum.

“Trust Administrator”: Wells Fargo Bank Minnesota, National Association, or any successor trust administrator appointed as herein provided.

“Trust Fund”:  The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date, (ii) the Collection Account, the Distribution Account and the Net WAC Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement (including, without limitation, amounts received from the Originator on the Closing Date which shall be deposited by the Trust Administrator in the Collection Account pursuant to Section 2.01), (iii) the Depositor’s rights under the Mortgage Loan Purchase Agreement and the Assignment and Assumption Agreement, (iv) the Trust’s rights under the Yield Maintenance Agreement, (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

“Trustee”:  HSBC Bank USA, a New York banking corporation, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the Certificateholders under this Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Trustee Certification”:  As defined in Section 4.06(d) hereof.

“Underwriters”:  Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc.

“Underwriter’s Exemption”:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

“Uninsured Cause”:  Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

“United States Person”:  A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.  To the extent prescribed in regulations by the Secretary of the Treasury, a trust which was in existence on September 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on September 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.  The term “United States” shall have the meaning set forth in Section 7701 of the Code.

“Unpaid Interest Shortfall Amount”:  For (i) the first Distribution Date and with respect to the Offered Certificates, zero, and for such Class of Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class of Certificates for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class of Certificates for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class of Certificates in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Class of Certificates on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate on such Distribution Date for such Class of Certificates for the related Accrual Period.

“Value”:  With respect to any Mortgaged Property related to a Mortgage Loan, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the Originator of the Mortgage Loan at the time of origination of the Mortgage Loan and (b) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value more than ten percent lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above in the case of a Mortgage Loan with an LTV less than or equal to 80%, or more than five percent lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above, in the case of a Mortgage Loan with an LTV greater than 80%, as determined by an appraisal referred to in clause (i)(a), and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan and (2) the value thereof as determined by a review appraisal conducted by the Originator in the event any such review appraisal determines an appraised value more than ten percent lower than the value thereof as determined by the appraisal referred to in clause (ii)(A)(1) above, in the case of a Mortgage Loan with an LTV less than or equal to 80%, or more than five percent lower than the value thereof as determined by the appraisal referred to in clause (ii)(a)(1) above, in the case of a Mortgage Loan with an LTV greater than 80%, as determined by the appraisal referred to in clause (ii)(A)(1) and (B) in the case of a Mortgage Loan originated in connection with a “lease-option purchase”, such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the Originator of such Mortgage Loan at the time or origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

“Voting Rights”:  The portion of the voting rights of all of the Certificates that is allocated to any Certificate.  With respect to any date of determination, 97% of all voting rights will be allocated among all Holders of the Offered Certificates in proportion to their then outstanding Certificate Principal Balances; 1% of all voting rights will be allocated among the Holders of the Class C Certificates; 1% of all voting rights will be allocated among the Holders of the Class A Certificates; 1% of all voting rights will be allocated among the Holders of the Class P Certificates; and 1% of all voting rights will be allocated among Holders of the Residual Certificates.  Voting Rights allocated to a Class shall be allocated among the Certificates of such Class in proportion to the outstanding Percentage Interests evidenced by their respective Certificates.

“Yield Maintenance Agreement”:  The interest rate yield maintenance agreement consisting of the ISDA Master Agreement and the Schedule dated as of the Closing Date and the Confirmation thereto, between the Trustee on behalf of the Trust and the Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement interest yield maintenance agreement acceptable to the Depositor and the Trustee.

SECTION 1.02.

Allocation of Certain Interest Shortfalls.

For purposes of calculating the amount of the Monthly Interest Distributable Amount and the Class C Distribution Amount for the Offered Certificates and the Class C Certificates, respectively, for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfall incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated to the Class C Certificates in reduction of the Class C Distribution Amount and thereafter, among the Class A Certificates and the other Classes of Mezzanine Certificates on a pro rata basis based on such Monthly Interest Distributable Amount prior to giving effect to any such reduction.

SECTION 1.03.

Designation of Interests in REMIC.

The Trustee shall elect that each of REMIC I and REMIC II be treated as a REMIC under Section 860D of the Code.  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.  The assets of REMIC I shall include the Mortgage Loans, the accounts (other than the Net WAC Reserve Fund), any REO Property, and any proceeds of the foregoing.  REMIC I shall not include the Yield Maintenance Agreement, the Net WAC Reserve Fund or the right of any Offered Certificate to receive Net WAC Rate Carryover Amounts.  The REMIC I Regular Interests shall constitute the assets of REMIC II.

REMIC I:

The following table sets forth the designations, principal balances, and interest rates for each interest in REMIC I, each of which (other than the R-I interest) is hereby designated as a regular interest in REMIC I (the “REMIC I Regular Interests”):

REMIC Interests	Initial Balance	Interest Rate	Corresponding Class of REMIC II Interest
T1-1A (1)	½ Corresponding Class balance	Net WAC Rate	1A
T1-2A (1)	½ Corresponding Class balance	Net WAC Rate	2A
T1-M1 (1)	½ Corresponding Class balance	Net WAC Rate	M-1
T1-M2 (1)	½ Corresponding Class balance	Net WAC Rate	M-2
T1-M3 (1)	½ Corresponding Class balance	Net WAC Rate	M-3
T1-M4 (1)	½ Corresponding Class balance	Net WAC Rate	M-4
T1-M5 (1)	½ Corresponding Class balance	Net WAC Rate	M-5
T1-M6 (1)	½ Corresponding Class balance	Net WAC Rate	M-6
T1-P (1)((2)	½ Corresponding Class balance	Net WAC Rate	P
T1-Accrual Interest	(3)	Net WAC Rate	N/A
R-I	(4)	(4)	N/A

(1)

This interest is a REMIC I Accretion Directed Class.

(2)

The T1-P interest will also be entitled to all Prepayment Premiums received in respect of the Mortgage Loans.

(3)

This interest shall have an initial principal amount equal to the excess of the Pool Principal Balance as of the Cut-off Date over the aggregate of the initial principal balances of each other regular interest in REMIC I.

(4)

The R-I interest shall not have a principal amount and shall not bear interest.  The R-I interest is hereby designated as the sole class of residual interest in REMIC I.

On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the principal balances of the REMIC I Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the principal balance of its Corresponding Class) and will be accrued and added to the principal balance of the T1-Accrual Interest.  On each Distribution Date, the increase in the principal balance of the T1-Accrual Interest may not exceed interest accruals for such Distribution Date for the T1-Accrual Interest.

In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the T1-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the T1-Accrual Interest payable as principal on the REMIC I Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph.  All payments of principal generated by the Mortgage Loans shall be allocated 50% to the T1-Accrual Interest, and 50% to the REMIC I Accretion Directed Classes (in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class C Certificates that result in the reduction in the Overcollateralized Amount shall be allocated to the T1-Accrual Interest (until paid in full). Realized losses shall be applied so that after all distributions have been made on each Distribution Date (i) the principal balances of each of the REMIC I Accretion Directed Classes is equal to 50% of the principal balance of its respective Corresponding Class, and (ii) the T1-Accrual Interest is equal to the excess of the aggregate principal balance of the Mortgage Pool over the aggregate principal balance of the remaining regular interests in REMIC I.

REMIC II:

The following table sets forth characteristics of the Certificates, each of which, except for the Class R Certificates, is hereby designated as a “regular interest” in the REMIC II:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class 1A	$348,700,000	(1)
Class 2A	$150,760,000	(1)
Class M-1	$43,320,000	(1)
Class M-2	$34,040,000	(1)
Class M-3	$9,280,000	(1)
Class M-4	$8,360,000	(1)
Class M-5	$6,190,000	(1)
Class M-6	$7,120,000	(1)
Class C	(2)	(2)
Class P	$100	(3)
Class R (4)	N/A	N/A

(1)

The lesser of the related Formula Rate and the Net WAC Rate.  Any entitlement to Net WAC Rate Carryover Amounts will not be an obligation of any REMIC created hereunder.

(2)

The Class C Certificates have a notional balance equal to the aggregate Stated Principal Balance of the Mortgage Loans.  The initial interest rate of the Class C Certificate shall be a rate sufficient to cause all net interest from the Mortgage Loans to accrue on the Class C Certificate that is in excess of the amount of interest that accrues on the Offered Certificates.  For any Distribution Date, the Pass-Through Rate in respect of the Class C Certificates will be the excess of: (i) the Net WAC Rate over (ii) the product of: (A) two and (B) the weighted average Pass-Through Rate of the REMIC I Accretion Directed Classes and the T1 Accrual Interest, where the T1-Accrual Interest and the T1-P interest are each subject to a cap equal to zero and each remaining REMIC I Accretion Directed Classes is subject to a cap equal to the Pass-Through Rate on its Corresponding Class.  The Class C Certificates shall also be entitled to principal equal to the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (less $100.00) over the aggregate Certificate Principal Balance of the Offered Certificates as of the Closing Date.  Such principal balance shall not bear interest.

(3)

The Class P Certificates will not be entitled to payments of interest, but will be entitled to receive all Prepayment Premiums in respect of the Mortgage Loans.

(4)

REMIC II shall also issue the R-II interest, which shall not have a principal amount and shall not bear interest.  The R-II interest is hereby designated as the sole class of residual interest in REMIC II.  The Class R Certificates will represent the beneficial ownership of the R-I and R-II interests.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to REMIC II as cash flow on a REMIC regular interest, without creating any shortfall, actual or potential (other than for credit losses), to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention, the party identifying any ambiguity or drafting error shall notify the other parties hereto, and the parties hereto shall attempt to resolve such ambiguity or correct such drafting error in accordance with Section 11.01 to accomplish such intention.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby establish the Trust and transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Assignment and Assumption Agreement and the Mortgage Loan Purchase Agreement, and all other assets included or to be included in the Trust Fund.  Such assignment includes all interest and principal received by the Originator, the Depositor or the Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off Date).  In addition, on or prior to the Closing Date, the Trustee shall execute the Yield Maintenance Agreement and the Depositor hereby directs the Trustee to do so.  With respect to any Mortgage Loan that does not have a first payment date during the Due Period related to the first Distribution Date, the Originator shall deposit into the Distribution Account on or before the Servicer Remittance Date relating to the first Distribution Date, an amount equal to one month’s interest at the related Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

If the assignment and transfer of the Mortgage Loans and the other property specified in this Section 2.01 from the Depositor to the Trustee pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Depositor shall be deemed to have granted and does hereby grant to the Trustee as of the Closing Date a perfected, first priority security interest in the entire right, title and interest of the Depositor in and to the Mortgage Loans and all other property conveyed to the Trust Fund pursuant to this Section 2.01 and all proceeds thereof, and (ii) this Agreement shall constitute a security agreement under applicable law.

In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with the Trustee or the Custodian, as applicable, a copy of the related Mortgage Loan Schedule in an electronic, machine readable medium, and the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (each, a “Mortgage File”):

(i)

the original Mortgage Note, endorsed in blank or in the following form: “Pay to the order of HSBC Bank USA, as Trustee under the applicable agreement, without recourse,” which endorsement may be signed by original or facsimile signature, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying lost note affidavit executed by the Originator;

(ii)

the original Mortgage (noting, if the related Mortgage Loan is a MERS Mortgage Loan, the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(iii)

for each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of the Mortgage in blank;

(iv)

the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to (1) for each Mortgage Loan that is not a MERS Mortgage Loan, the Trustee or in blank or (2) for each Mortgage Loan that is a MERS Mortgage Loan, to MERS and noting the presence of the MIN;

(v)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vi)

with respect to any Mortgage Loan, the original lender’s title insurance policy, if available, together with all endorsements or riders which were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company, if available.

The Depositor hereby represents that, on the Closing Date (i) no more than 1% of the Mortgage Loans by Stated Principal Balance as of the Cut-off Date may have lost note affidavits in lieu of the original Mortgage Notes and (ii) the Depositor shall cause the Originator to deliver to the Trustee or the Custodian, as applicable, a copy of the original Mortgage Note for each Mortgage Loan with respect to which a lost note affidavit is delivered.

The Depositor shall cause the Originator, at its expense, to promptly (and in no event later than thirty (30) Business Days, subject to extension upon a mutual agreement among the Depositor, the Servicer, the Custodian and the Trustee, following the later of the Closing Date and the date of receipt by the Servicer, the Custodian or the Trustee, as the case may be, of the recording information for a Mortgage) submit or cause to be submitted to the Trustee or the Custodian, as applicable, for recording, at no expense to the Trust Fund, the Depositor, the Servicer, the Trustee, the Master Servicer, the Trust Administrator or the Custodian, as applicable, in the appropriate public office for real property records, each Assignment referred to in clause (iii) above in this Section 2.01(a) and shall execute each original Assignment in the following form: “HSBC Bank USA, as Trustee under the applicable agreement, without recourse.” In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Depositor shall or shall cause the Originator to promptly prepare or cause to be prepared a substitute Assignment or cure or cause to be cured such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

If any of the documents referred to in clauses (ii), (iii), (iv) or (v) above in this Section 2.01(a) has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian, as applicable, of a copy of each such document certified by the Originator, in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Originator or delivery to the Trustee or the Custodian, as applicable, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original.  If the original lender’s title insurance policy was not delivered pursuant to clause (vii) above in this Section 2.01(a), the Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, as applicable, promptly after receipt thereof, the original lender’s title insurance policy, if available.  The Depositor shall deliver or cause to be delivered to the Trustee or the Custodian, as applicable, promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

All original documents relating to the Mortgage Loans that are not delivered to the Trustee or the Custodian, as applicable, are and shall be held by or on behalf of the Depositor or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders.  In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee or the Custodian, as applicable.  Any such original document delivered to or held by the Depositor that is not required pursuant to the terms of this Section to be a part of a Mortgage File, shall be delivered promptly to the Servicer.

The Depositor shall deliver or cause the Originator, the Trustee or the Custodian to deliver to the Servicer copies of all trailing documents required to be included in the Servicing File at the same time the originals or certified copies thereof are delivered to the Trustee or Custodian, as applicable, which documents shall include, but are not limited to, the mortgagee policy of title insurance and any Mortgage Loan documents upon return from the recording office.  The Servicer shall not be responsible for any custodial fees other than costs incurred in obtaining such documents, and the Servicer shall be entitled to reimbursement from the Originator for any reasonable costs incurred in obtaining such documents.

(b)

[Reserved].

SECTION 2.02.

Acceptance of REMIC I by the Trustee.

Subject to the provisions of Section 2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 (other than such documents described in Section 2.01(a)(iv)) above and all other assets included under clauses (i), (iii), (iv) and (v) of the definition of “REMIC I” (to the extent of amounts deposited into the Distribution Account) and declares that the Trustee or the Custodian, as applicable, holds and will hold such documents and the other documents delivered to it constituting the Mortgage File on behalf of the Trust, and that it holds or will hold all such assets and such other assets included in the definition of “REMIC I” in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee also acknowledges receipt of the amounts on deposit in the Net WAC Reserve Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

The Trustee agrees on or before the Closing Date, for the benefit of the Certificateholders, to review, or cause the Custodian to review, each Mortgage File and to certify, or cause the Custodian to certify, to the Depositor, the Originator, the Servicer, the Trust Administrator and the Trustee in substantially the form attached hereto as Exhibit C-1.  It is herein acknowledged that, in conducting such review, neither the Trustee nor the Custodian was under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(a)(vi), whether such title insurance policy insures the priority of the Mortgage as a first lien) or whether they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(a)(iv).

Prior to the first anniversary date of this Agreement, the Trustee shall cause the Custodian to deliver to the Depositor, the Trustee, the Originator, the Trust Administrator and the Servicer a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee or the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the Originator, the Trust Administrator and the Servicer.  In addition, upon the discovery by the Depositor, the Servicer, the Custodian, the Trust Administrator or the Trustee of a breach of any of the representations and warranties made by the Originator in the Mortgage Loan Purchase Agreement or this Agreement, respectively, in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

Enforcement of the Mortgage Loan Purchase Agreement or this Agreement against the Originator, shall be effected by the Trustee.  The Trustee shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the Person against which such enforcement is directed; provided, however, if the sources of reimbursement described in clauses (i) and (ii) are insufficient, the Trustee may seek reimbursement for any remaining unreimbursed costs of such enforcement from the Trust Fund as an Extraordinary Trust Fund Expense.

SECTION 2.03.

Repurchase or Substitution of Mortgage Loans by the Originator or the Depositor; Payment of Prepayment Premiums in the Event of Breach.

(a)

Upon discovery by any of the parties hereto or receipt of notice by a Responsible Officer in the Corporate Trust Office of the Trustee (or by the Custodian) of any materially defective document in, or that a document is missing from, the Mortgage File or of the breach by the Originator of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement or this Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders (in the case of any such representation or warranty made in the related Mortgage Loan Purchase Agreement or this Agreement to the knowledge or the best of knowledge of the Originator as to which the Originator has no knowledge, without regard to the Originator’s lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time it was made), the Trustee shall promptly notify (or cause the Custodian to notify) the Servicer of such defect, missing document or breach and cause the Originator to deliver such missing document or cure such defect or breach within 90 days from the date the Originator was notified of such missing document, defect or breach; provided that such missing document was not previously delivered by the Originator under the Mortgage Loan Purchase Agreement and this Agreement.  Notwithstanding the foregoing, if applicable, any breach by the Originator of the representations and warranties in Exhibit A (nn), (oo), (pp), (qq), (rr), (ss) and (tt) to the Mortgage Loan Purchase Agreement shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan.  If the Originator does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Originator under the related Mortgage Loan Purchase Agreement and this Agreement to repurchase such Mortgage Loan from the Trust Fund at the Purchase Price, to the extent that the Originator is obligated to do so under the related Mortgage Loan Purchase Agreement and this Agreement.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, upon receipt of such deposit, shall release or cause the Custodian to release to the Originator the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator, shall furnish to it and as shall be necessary to vest in the Originator or the Depositor, as the case may be, any Mortgage Loan released pursuant hereto, and neither the Trustee nor the Trust Administrator shall have any further responsibility with regard to such Mortgage File.  In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the related Mortgage Loan Purchase Agreement or this Agreement, the Originator may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(c).  It is understood and agreed that the obligation of the Originator, to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(b)

(i)

As promptly as practicable (and no later than 90 days) after the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05   which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the Servicer shall cure such breach in all material respects.

(ii)

If the covenant made by the Servicer in Section 2.05(a)(vii) is breached and remains uncured, the Servicer shall pay into the Collection Account the amount of the waived Prepayment Premium.  If the Servicer shall fail to make any payment required pursuant to this Section 2.03(b)(ii), either the Trustee, the Trust Administrator or the Depositor may enforce such obligation.

(c)

Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.03(a) must be effected prior to the date that is two years after the Closing Date for the Trust Fund.

As to any Deleted Mortgage Loan for which the Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Originator delivering to the Trustee, or the Custodian on behalf of the Trustee, as applicable, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.01, together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution.  The Trustee or the Custodian, as applicable, shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in Section 2.02 and deliver to the Trustee (if delivered by the Custodian), the Depositor, the Master Servicer, the Trust Administrator and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit C-1, with any applicable exceptions noted thereon.  Within one year of the date of substitution, the Trustee or the Custodian shall deliver to the Trustee (if delivered by the Custodian), the Depositor, the Master Servicer, the Trust Administrator and the Servicer a certification substantially in the form of Exhibit C-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Fund and will be retained by the Originator.  For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  The Trust Administrator shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, and the Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee, the Master Servicer, the Trust Administrator and the Depositor in an electronic format.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall constitute part of the Mortgage Pool and part of the related Subgroup and shall be subject in all respects to the terms of this Agreement, including, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement or this Agreement, respectively.

For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month’s interest on such Stated Principal Balance at the applicable Net Mortgage Rate, plus all outstanding P&I Advances and Servicing Advances.  On the date of such substitution, which shall be on or prior to the next succeeding Determination Date, the Originator will deliver or cause to be delivered to the Servicer for deposit in the Collection Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt by it or its Custodian of the related Qualified Substitute Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release (or shall cause the Custodian to release) to the Originator, the related Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Originator shall deliver to it and as shall be reasonably necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the Originator shall obtain at its own expense and deliver to the Trustee and the Trust Administrator an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on any of the REMICs, created hereunder, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup date” under Section 860G(d)(1) of the Code, or (b) any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)

Upon discovery by the Depositor, the Servicer, the Master Servicer, the Trust Administrator or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the Originator or the Depositor shall repurchase or, subject to the limitations set forth in Section 2.03(c), substitute one or more Qualified Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  The Depositor shall cause such repurchase or substitution to be made by (i) the Originator, if the affected Mortgage Loan’s status as a non-qualified mortgage is or results from a breach of any representation, warranty or covenant made by the Originator under the applicable Mortgage Loan Purchase Agreement or (ii) the Depositor, if the affected Mortgage Loan’s status as a non-qualified mortgage is a breach of any representation or warranty of the Depositor set forth in Section 2.04, or if its status as a non-qualified mortgage is a breach of any representation or warranty (other than a representation and warranty of the Originator).  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(a).  The Trustee shall reconvey to the Originator or the Depositor, as the case may be, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

SECTION 2.04.

Representations and Warranties of the Depositor.

The Depositor hereby represents, warrants and covenants to the Trustee and the Trust Administrator that as of the Closing Date:

(i)

The Depositor is a corporation duly formed and validly existing under the laws governing its creation and existence, is in compliance with the laws of each state in which any Mortgaged Property or the Depositor is located or doing business and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary.  The Depositor has all requisite authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

(ii)

The execution and delivery of this Agreement and the other Operative Documents to which it is a party by the Depositor and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor’s Charter or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

(iii)

This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(iv)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default could materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which could materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

(v)

No litigation, proceeding or investigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor’s knowledge, threatened against the Depositor which litigation, proceeding or investigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect the validity or enforceability of the Mortgage Loans, the issuance of the Certificates or the Depositor’s performance hereunder and under the other Operative Documents to which the Depositor is a party.

(vi)

[Reserved].

(vii)

Immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust Fund of each Mortgage Loan, the Depositor had good and equitable title to each Mortgage Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

(viii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust Fund.

(ix)

The Depositor is solvent and will not be made insolvent by the transfer of the Mortgage Loans, and the Depositor is not aware of any impending insolvency.  The Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust Fund with any intent to hinder, delay or defraud any of its creditors.

(x)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or “Blue Sky” statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

(xi)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

SECTION 2.05.

Representations, Warranties and Covenants of the Servicer, the Originator and the Master Servicer.

(a)

The Servicer hereby represents, warrants and covenants to the Trustee, the Trust Administrator, the Master Servicer, the Originator and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Servicer is a state chartered industrial bank duly organized, validly existing and in good standing under the laws of the State of California and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan serviced and to service the Mortgage Loans in accordance with the terms of this Agreement;

(ii)

The Servicer has the full power and authority to service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Originator, the Master Servicer, the Trust Administrator and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(iii)

The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the organizational documents of the Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer’s knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

(iv)

The Servicer is a HUD-approved non-supervised mortgagee pursuant to Section 203 and Section 211 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD eligibility requirements or which would require notification to HUD;

(v)

No litigation is pending or, to the best knowledge of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(vii)

The Servicer will not waive any Prepayment Premium or part of a Prepayment Premium unless such waiver would, in the reasonable opinion of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and related Mortgage Loan and doing so is standard and customary in servicing mortgage loans similar to the Mortgage Loans (including any waiver of a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is related to a default or an imminent default), and in no event will it waive a Prepayment Premium in connection with a refinancing of a Mortgage Loan that is not related to a default or an imminent default.  Notwithstanding the previous sentence, if the Servicer has not received any document or information necessary for the Servicer to verify the existence or amount of the related Prepayment Premium or if the Servicer determines that any Prepayment Premium is not legally enforceable under the circumstances in which the related Principal Prepayment occurs, then the Servicer shall not be required to attempt to collect the applicable Prepayment Premium, and shall have no liability or obligation with respect to such Prepayment Premium pursuant to Section 2.03(b)(ii) hereof;

(viii)

For each Mortgage Loan, the Servicer will accurately, fully and in a timely manner report its borrower credit files to each of the Credit Repositories; and

(ix)

the Servicer is a member of MERS in good standing and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(b)

The Originator hereby represents, warrants and covenants to the Trustee, the Trust Administrator, the Master Servicer, the Servicer and the Depositor that as of the Closing Date or as of such date specifically provided herein:

(i)

The Originator is a state chartered industrial bank duly organized, validly existing and in good standing under the laws of the state of California;

(ii)

The Originator has full power and authority to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

The execution and delivery by the Originator of this Agreement have been duly authorized by all necessary corporate action on the part of the Originator; and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Originator or its properties or the certificate of incorporation or by-laws of the Originator, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Originator’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

The execution, delivery and performance by the Originator of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

This Agreement has been duly executed and delivered by the Originator and, assuming due authorization, execution and delivery by the Trustee, the Servicer, the Master Servicer, the Trust Administrator and the Depositor, constitutes a valid and binding obligation of the Originator, enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally);

(vi)

There are no actions, litigation, suits or proceedings pending or, to the knowledge of the Originator, threatened against the Originator before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Originator if determined adversely to the Originator would reasonably be expected to materially and adversely affect the Originator’s ability to perform its obligations under this Agreement; and the Originator is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement;

(vii)

The Originator hereby makes the representations and warranties set forth in Exhibit A to the Mortgage Loan Purchase Agreement, as of the Closing Date, or the date specified therein, with respect to the Mortgage Loans identified on Schedule I hereto; and

(viii)

The Originator is a member of MERS in good standing and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(c)

The Master Servicer hereby represents, warrants and covenants to the Servicer, the Originator, the Depositor and the Trustee, for the benefit of each of the Trustee and the Certificateholders, that as of the Closing Date or as of such date specifically provided herein:

(i)

The Master Servicer is a national banking association duly formed, validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer;

(ii)

The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, the Originator, the Servicer and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

(iii)

The execution and delivery of this Agreement by the Master Servicer, the consummation by the Master Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a breach of any term or provision of charter and by-laws of the Master Servicer or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Master Servicer’s knowledge, would in the future materially and adversely affect, the ability of the Master Servicer to perform its obligations under this Agreement;

(iv)

The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it and contained in this Agreement;

(v)

No litigation is pending against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to perform any of its other obligations hereunder in accordance with the terms hereof;

(vi)

There are no actions or proceedings against, or investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

(vii)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation by it of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

(d)

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee, and shall inure to the benefit of the Originator and Master Servicer (with respect to Section 2.05(a)), the Servicer and the Master Servicer (with respect to Section 2.05(b)), the Originator and the Servicer (with respect to Section 2.05(c)), the Trustee, the Trust Administrator and the Depositor.  Upon discovery by any of the Depositor, the Originator, the Master Servicer, the Trust Administrator, the Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Premium or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other such parties.  The obligation of the Servicer set forth in Section 2.03(b) to cure breaches (or, in the case of Section 2.05(a)(vii), to pay the amount of the waived Prepayment Premium) shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor, the Trust Administrator or the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

SECTION 2.06.

Issuance of the R-I Residual Interest.

The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery to it or to the Custodian on its behalf, as applicable, of the Mortgage Files, subject to the provisions of Section 2.01 and Section 2.02, together with the assignment to the Trustee of all other assets included in REMIC I, receipt of which is hereby acknowledged.  Concurrently with such assignment and delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the R-I residual interests in an authorized denomination.  The R-I residual interest, together with the REMIC I Regular Interests, constitute the entire beneficial ownership interest in REMIC I.

SECTION 2.07.

Conveyance of REMIC I Regular Interests; Acceptance of REMIC II by the Trustee.

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the R-II interest and the Regular Certificateholders.  The Trustee acknowledges receipt of the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of REMIC II.

ARTICLE III

ADMINISTRATION AND SERVICING

OF THE MORTGAGE LOANS

SECTION 3.01.

Servicer to Act as Servicer.

The Servicer shall service and administer the Mortgage Loans on behalf of the Trust Fund and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in accordance with Accepted Servicing Practices) in accordance with the terms of this Agreement and the Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i)

any relationship that the Servicer, any related Sub-Servicer or any Affiliate of the Servicer or any related Sub-Servicer may have with the related Mortgagor;

(ii)

the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

(iii)

the Servicer’s obligation to make P&I Advances or Servicing Advances; or

(iv)

the Servicer’s or any related Sub-Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes.  Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through a Sub-Servicer or Sub-Servicers, as the case may be, as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Sub-Servicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with the servicing standards set forth above, to execute and deliver, on behalf of the Certificateholders and the Trust Fund, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust Fund and Certificateholders.  The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protect its own interests in mortgage loans in its own portfolio with respect to any claim, proceeding or litigation regarding the Mortgage Loans.  The Servicer shall service and administer the Mortgage Loans in accordance with applicable law and shall provide to the Mortgagors any reports required to be provided to them thereby.  The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy.  Within fifteen (15) days of the Closing Date, but subject to Section 3.17, the Trustee shall execute and furnish to the Servicer and any Sub-Servicer such documents as are necessary or appropriate to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer and each Sub-Servicer a special or limited power of attorney to carry out such duties including a power of attorney for each county in which a related Mortgaged Property is located to enable the Servicer to take title and dispose of the related Mortgaged Properties after foreclosure on behalf of the Trustee and the Certificateholders.  The Trustee shall execute a separate power of attorney in favor of the Servicer to the extent furnished to the Trustee by the Servicer and/or each Sub-Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder.  The Trustee shall not be liable for the actions of the Servicer or any Sub-Servicer under such powers of attorney.

The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name, when the Servicer believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be subject to withdrawal by the Servicer from the Collection Account.

Subject to Section 3.09 hereof, in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11.  Any cost incurred by the Servicer or by a Sub-Servicer in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a related Mortgage Loan (except as provided in Section 4.03) nor shall the Servicer (i) except as provided in Section 3.07, when the related Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any related Mortgage Loan that would change the related Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any related Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the startup date” under the REMIC Provisions.

The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

SECTION 3.02.

Sub-Servicing Agreements Between the Servicer and Sub-Servicers.

(a)

The Servicer may enter into Sub-Servicing Agreements (provided that such agreements would not result in a withdrawal or a downgrading by any Rating Agency of the ratings on any Class of Certificates, as evidenced by a letter to that effect delivered by each Rating Agency to the Depositor, the Trust Administrator, the Master Servicer and the Trustee) with one or more Sub-Servicers, for the servicing and administration of the related Mortgage Loans.  The Trustee and the Trust Administrator are hereby authorized to acknowledge, at the request of the Servicer, any Sub-Servicing Agreement that meets the requirements applicable to Sub-Servicing Agreements set forth in this Agreement and that is otherwise permitted under this Agreement.

Each Sub-Servicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable such Sub-Servicer to perform its obligations hereunder and under the related Sub-Servicing Agreement and (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution the deposit accounts in which are insured by the FDIC.  Each Sub-Servicing Agreement must impose on the related Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the related Mortgage Loans consistent with the terms of this Agreement.  The Servicer will examine each Sub-Servicing Agreement to which the Servicer is a party and will be familiar with the terms thereof.  The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement.  The Servicer and Sub-Servicer may enter into and make amendments to the applicable Sub-Servicing Agreement or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Certificateholders, without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights.  Any variation without the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by a Sub-Servicer to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.  The Servicer shall deliver to the Trustee, the Master Servicer and the Trust Administrator copies of all Sub-Servicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.

Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Depositor, the Master Servicer and the Trust Administrator and the Trustee shall have no obligations, duties or liabilities with respect to a Sub-Servicer including no obligation, duty or liability of the Depositor, the Master Servicer and the Trust Administrator or Trustee, to pay a Sub-Servicer’s fees and expenses.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Servicer.

(b)

As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trust Fund and the Certificateholders, shall enforce the obligations of each Sub-Servicer servicing the related Mortgage Loans under the related Sub-Servicing Agreement, including, without limitation, any obligation to make advances in respect of Delinquent payments as required by the applicable Sub-Servicing Agreement.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer, as applicable, shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Sub-Servicer from the Servicer’s own funds without any right of reimbursement from the Depositor, the Trustee, the Master Servicer, the Trust Administrator or the Collection Account.

(c)

Notwithstanding the foregoing, the Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Sub-Servicer, so long as such outsourcing does not constitute the delegation of the Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer.  In such event, the use by the Servicer of any such Outsourcer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses of the Outsourcer from its own funds.

SECTION 3.03.

Successor Sub-Servicers.

The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to the related Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement.  In the event of termination of any Sub-Servicer, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 3.02.

Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee or the Trust Administrator without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Master Servicer, the Trust Administrator or the Trustee, if then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

SECTION 3.04.

Liability of the Servicer.

Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise (including, without limitation, Section 3.02(c) and the first paragraph of Section 3.18), the Servicer shall remain obligated and primarily liable to the Trust Fund and the Certificateholders for the servicing and administering of the related Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the related Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the related Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification; provided that no such indemnification shall be an expense of the Trust.

SECTION 3.05.

No Contractual Relationship Between Sub-Servicers and Trustee, Master Servicer, Trust Administrator or Certificateholders.

Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such shall be deemed to be between the related Sub-Servicer and the Servicer alone, and the Trustee, the Master Servicer, the Trust Administrator and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the related Sub-Servicer except as set forth in Section 3.06.  The Servicer shall be solely liable for all fees owed by it to any related Sub-Servicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

SECTION 3.06.

Assumption or Termination of Sub-Servicing Agreements by Trustee or Trust Administrator.

In the event that the Servicer shall for any reason no longer be the Servicer (including by reason of the occurrence of a Servicer Event of Default), the Master Servicer or any other successor to Servicer pursuant to this Agreement shall thereupon assume all of the rights and obligations of the Servicer subject to Section 7.02 under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Master Servicer elects to terminate any Sub-Servicing Agreement in accordance with its terms as provided in Section 3.03.  Upon such assumption, the Master Servicer or any other successor to the Servicer appointed pursuant to Section 7.02 shall be deemed, subject to Section 3.03, to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any related Sub-Servicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trustee, the Trust Administrator, the Master Servicer or any successor servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

The Servicer at its expense shall, upon request of the Master Servicer, the Trust Administrator or the Trustee, deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the related Sub-Servicing Agreements to the assuming party.

SECTION 3.07.

Collection of Certain Mortgage Loan Payments.

(a)

The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below.  In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely P&I Advances on such Mortgage Loan during such extension pursuant to Section 4.03 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.03(d) pursuant to which the Servicer shall not be required to make any such P&I Advances that are Nonrecoverable P&I Advances.  Notwithstanding the foregoing, in the event that a Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the related Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any related Mortgagor.

(b)

Notwithstanding anything herein to the contrary, the Servicer may waive a Prepayment Premium pursuant to the conditions set forth in Section 2.05(a)(vii).  With respect to any such waiver of a Prepayment Premium, the Servicer shall deliver to the Trustee, the Trust Administrator and the Master Servicer an Officer’s Certificate stating that the conditions set forth in Section 2.05(a)(vii) have been met with respect to the related Mortgage Loan.

(c)

Notwithstanding any provision in this Agreement to the contrary, in the event the Prepayment Premium payable under the terms of the Mortgage Note is less than the amount of the Prepayment Premium set forth in the Mortgage Loan Schedule, the Prepayment Premium Schedule or other information provided to the Servicer, the Servicer shall not have liability or obligation with respect to such difference, and in addition the Servicer shall not have any liability or obligation to pay the amount of any uncollected Prepayment Premium if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule.

SECTION 3.08.

Sub-Servicing Accounts.

In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the related Sub-Servicer will be required to establish and maintain one or more accounts (each such account or accounts, a “Sub-Servicing Account”).  Each Sub-Servicing Account shall be an Eligible Account.  Each Sub-Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after such Sub-Servicer’s receipt thereof, all proceeds of the related Mortgage Loans received by such Sub-Servicer less its servicing compensation to the extent permitted by the related Sub-Servicing Agreement, and shall thereafter deposit such amounts in the related Sub-Servicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account.  Each Sub-Servicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the related Sub-Servicing Account.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on the related Mortgage Loans when the related Sub-Servicer receives such payments.

SECTION 3.09.

Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

The Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a “Servicing Account”).  The Servicing Accounts shall be Eligible Accounts.  The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, all collections from the Mortgagors (or related advances from a related Sub-Servicer) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the related Servicing Accounts, in no event more than two Business Days after the deposit of good funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from a Servicing Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) clear and terminate the Servicing Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX or (vi) recover amounts deposited in error.  As part of its servicing duties, the Servicer or Sub-Servicer shall pay to the Mortgagors interest on funds in the Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  The Servicer will be responsible for the administration of the Servicing Accounts and will be obligated to make Servicing Advances to the Servicing Account in respect of its obligations under this Section 3.09, reimbursable from the Servicing Accounts or Collection Account, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.

SECTION 3.10.

Collection Account and Distribution Account.

(a)

On behalf of the Trust Fund, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain, or cause to be established and maintained, one or more accounts (each such account or accounts, a “Collection Account”), held in trust for the benefit of the Trustee and the Certificateholders.  On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the related clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of good funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the related Cut-off Date (other than in respect of principal or interest on the Mortgage Loans due on or before the related Cut-off Date, or payments (other than Principal Prepayments) received by it on or prior to the related Cut-off Date but allocable to a Due Period subsequent thereto):

(i)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)

all payments on account of interest (net of the Servicing Fee) on each Mortgage Loan;

(iii)

all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01);

(iv)

any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v)

any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

(vi)

all proceeds of any Mortgage Loan repurchased or purchased in accordance with Section 2.03, Section 3.16(c) or Section 9.01 and all Servicer Prepayment Premium Payment Amounts pursuant to Section 2.03(b)(ii);

(vii)

all Substitution Shortfall Amounts; and

(viii)

all Prepayment Premiums collected by the Servicer.

For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution.

The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, non sufficient funds fees, reconveyance fees, assumption fees and other similar fees and charges (other than Prepayment Premiums) need not be deposited by the Servicer in the Collection Account and shall, upon collection, belong to the Servicer as additional compensation for its servicing activities.  In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)

On behalf of the Trust Fund, the Trust Administrator shall establish and maintain one or more accounts (such account or accounts, the “Distribution Account”), held in trust for the benefit of the Trust Fund and the Certificateholders.  On behalf of the Trust Fund, the Servicer shall deliver to the Trust Administrator in immediately available funds for deposit in the Distribution Account on or before 1:00 p.m. New York time (i) on the Servicer Remittance Date, that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account, the amount of all Prepayment Premiums on the Mortgage Loans collected by the Servicer in connection with the voluntary Principal Prepayment in full or in part of any of the Mortgage Loans and any Servicer Prepayment Premium Payment Amounts then on deposit in the Collection Account (other than any such Prepayment Premiums received after the related Prepayment Period), and (ii) on each Business Day as of the commencement of which the balance on deposit in the Collection Account exceeds $75,000 following any withdrawals pursuant to the next succeeding sentence, the amount of such excess, but only if the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of “Eligible Account.”  If the balance on deposit in the Collection Account exceeds $75,000 as of the commencement of business on any Business Day and the Collection Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of “Eligible Account,” the Servicer shall, on or before 3:00 p.m. New York time on such Business Day, withdraw from the Collection Account any and all amounts payable or reimbursable to itself, the Depositor, the Trustee (or its Custodian), the Trust Administrator, the Master Servicer, the Originator or any Sub-Servicer pursuant to Section 3.11 and shall pay such amounts to the Persons entitled thereto.  If the Servicer fails to remit to the Trust Administrator for distribution to the Certificateholders any payment, including any P&I Advance to be made by the Servicer on the Servicer Remittance Date (without regard to any grace period), the Servicer shall pay to the Trust Administrator, for the account of the Trust Administrator, interest on such late remittance from and including the Servicer Remittance Date to but excluding the date on which such remittance is made, at an annual rate equal to the Federal Funds Rate plus one percentage point (but in no event greater than the maximum permitted by law).

(c)

Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12.  The Servicer shall give notice to the Trustee, the Master Servicer and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof.  The Trust Administrator shall give notice to the Servicer and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

(d)

Funds held in a Collection Account at any time may be delivered by the Servicer to the Trust Administrator for deposit in an account (which may be the Distribution Account and must satisfy the standards for the Distribution Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of such Collection Account until the Servicer Remittance Date when such amounts are required to be deposited into the Distribution Account; provided, however, that the Trust Administrator shall have the sole authority to withdraw any funds held pursuant to this subsection (d).  In the event that the Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding.  In addition, the Servicer shall deliver to the Trust Administrator from time to time for deposit and in any event shall remit all such amounts no later than the Servicer Remittance Date, and the Trust Administrator shall so deposit, in the Distribution Account:

(i)

any P&I Advances, as required pursuant to Section 4.03;

(ii)

any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

(iii)

any amounts to be paid by the Servicer in connection with a purchase of the Mortgage Loans and REO Properties pursuant to Section 9.01; and

(iv)

any related amounts required to be deposited pursuant to Section 3.24 and Section 3A.12 in connection with any Prepayment Interest Shortfalls.

SECTION 3.11.

Withdrawals from the Collection Account and Distribution Account.

(a)

The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

(i)

to remit to the Trust Administrator for deposit in the Distribution Account the amounts required to be so remitted pursuant to Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

(ii)

subject to Section 3.16(d), to reimburse itself for, without duplication, (a) P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the Servicing Fees) of Monthly Payments, Liquidation Proceeds, condemnation proceeds or Insurance Proceeds on the Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03 or (b) any unreimbursed P&I Advances remaining after the final liquidation of a Mortgage Loan that are Nonrecoverable P&I Advances not otherwise recoverable pursuant to subsection (ii)(a) hereof;

(iii)

subject to Section 3.16(d), to pay itself or any Sub-Servicer (a) any unpaid Servicing Fees or (b) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, condemnation proceeds, Insurance Proceeds or other amounts as may be collected by the Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan or (c) any unreimbursed Servicing Advances made remaining after the final liquidation of a Mortgage Loan that are Nonrecoverable Servicing Advances, but only to the extent that Late Collections, Liquidation Proceeds, condemnation proceeds and Insurance Proceeds received with respect to such Mortgage Loan are insufficient to reimburse the Servicer or any related Sub-Servicer for Servicing Advances;

(iv)

to pay itself as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

(v)

to pay itself, the Originator with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c), as applicable, all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi)

to reimburse itself (A) for any P&I Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.03 and (B) any unpaid Servicing Fees to the extent not recoverabe from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loans under Section 3.11(a)(iii);

(vii)

to reimburse itself, the Depositor, the Master Servicer or the Originator for expenses incurred by or reimbursable to the Servicer, the Originator, the Master Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

(viii)

to reimburse itself, the Trust Administrator or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

(ix)

to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.16(b);

(x)

to withdraw funds deposited in error and to clear and terminate the Collection Account pursuant to Section 9.01; and

(xi)

to pay to itself any interest income earned on funds deposited in the Collection Account pursuant to Section 3.12(b).

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above.  The Servicer shall provide written notification to the Trustee and the Trust Administrator on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (vii) above.

(b)

The Trust Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

(i)

to make distributions to Certificateholders and the Depositor in accordance with Section 4.01;

(ii)

to pay any Extraordinary Trust Fund Expenses;

(iii)

to pay the Master Servicing Fee to the Master Servicer pursuant to Section 3A.09;

(iv)

to pay to itself the Trust Administration Fee pursuant to Section 8.05 and to reimburse itself pursuant to Section 7.01 to the extent such amounts in Section 7.01 were not reimbursed by the Servicer;

(v)

to pay any amounts in respect of taxes pursuant to Section 10.01(g)(iii);

(vi)

to remit to the Servicer any amount deposited in the Distribution Account by the Servicer but not required to be deposited therein in accordance with Section 3.10(b) or (d);

(vii)

to clear and terminate the Distribution Account pursuant to Section 9.01;

(viii)

to pay to itself any interest income earned on funds deposited in the Distribution Account pursuant to Section 3.12(c);

SECTION 3.12.

Investment of Funds in the Collection Account, the REO Account and the Distribution Account.

(a)

The Servicer may direct any depository institution maintaining the Collection Account and any REO Account (for purposes of this Section 3.12, each an “Investment Account”), and the Trust Administrator, in its individual capacity, may direct any depository institution maintaining the Distribution Account (for purposes of this Section 3.12, also an “Investment Account”), to invest the funds in such Investment Account in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator is the obligor thereon and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if such investment is managed by the Trust Administrator or its affiliates.  All such Permitted Investments shall be held to maturity, unless payable on demand.  Any investment of funds in an Investment Account shall be made in the name of the Trust Administrator (in its capacity as such) or in the name of a nominee of the Trust Administrator, in each case, for the benefit of the Certificateholders.  The Trust Administrator shall be entitled to sole control (except with respect to investment direction of funds held in the Collection Account and any REO Account and any income and gain realized thereon) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee.  In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall:

(1)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(2)

demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trust Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)

All income and gain realized from the investment of funds deposited in the Collection Account and any REO Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11 or Section 3.23, as applicable.  The Servicer shall deposit in the Collection Account or any REO Account, as applicable, from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in the Collection Account or REO Account immediately upon realization of such loss.

(c)

All income and gain realized from the investment of funds deposited in the Distribution Account held by or on behalf of the Trust Administrator shall be for the benefit of the Trust Administrator and shall be subject to withdrawal by the Trust Administrator at any time.  The Trust Administrator shall deposit in the Distribution Account from its own funds, the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

(d)

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trust Administrator may and, subject to Section 8.01 and Section 8.02(v), upon the request of the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

SECTION 3.13.

[Reserved].

SECTION 3.14.

Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

(a)

The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the then current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the related Mortgage Rate and related Servicing Advances.  The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage Loan or amounts to be released to the related Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage Loan and related Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11, if received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.23, if received in respect of an REO Property.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  Any insurance premiums not paid by the related Mortgagor and advanced by the Servicer shall constitute a Servicing Advance.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:III or better in Best’s Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or related REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)

The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that meets the requirements of its primary regulator.  The Servicer shall also maintain a fidelity bond in the form and amount that meets the requirements of its primary regulator.  The Servicer shall provide the Trustee (upon its reasonable request) with copies of any such insurance policies and fidelity bond.  The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days’ prior written notice to the Trustee and the Trust Administrator.  The Servicer shall also cause each Sub-Servicer to maintain a comparable policy of insurance covering errors and omissions and a fidelity bond meeting such requirements.

SECTION 3.15.

Enforcement of Due-On-Sale Clauses; Assumption Agreements.

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not such Mortgagor remains or is to remain liable under the applicable Mortgage Note and/or the related Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due-on-sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the related Mortgage Note and, to the extent permitted by applicable state law, the related Mortgagor remains liable thereon.  The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original related Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the related Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and such substitution is in the best interests of the Certificateholders, as determined by the Servicer.  In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it.  The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained.  Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, no material term of the related Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the related Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof.  The Servicer shall notify the Trustee or the Custodian, as applicable, that any such substitution, modification or assumption agreement has been completed by forwarding to the Trustee or Custodian, as applicable, the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Notwithstanding the foregoing, the Servicer may enforce the due on sale clause, or the assumption and modification, or the substitution if it reasonably believes that it is in the best interest of the Trust Fund.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the related Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever.  For purposes of this Section 3.15, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

SECTION 3.16.

Realization Upon Defaulted Mortgage Loans.

(a)

The Servicer shall use its commercially reasonable efforts consistent with the servicing standard set forth in Section 3.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans (including selling any such Mortgage Loan rather than converting the ownership of the related properties if such sale would maximize the timely and complete recovery of principal and interest on the related Mortgage Note in accordance with the servicing standard set forth in Section 3.01) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of Delinquent payments pursuant to Section 3.07.  The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances or Nonrecoverable Servicing Advances by the Servicer as contemplated in Section 3.11 and Section 3.23.  The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole and absolute discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

(b)

Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust Fund, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Trust Fund or the Certificateholders would be considered to hold title to, to be a “mortgagee-in-possession” of, or to be an “owner” or “operator” of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to such affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Section 3.16 shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund.  The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer’s right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.  It is understood by the parties hereto that any such advance will be deemed a Servicing Advance.

(c)

[Reserved]

(d)

Proceeds received (other than the Prepayment Premiums received) in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and P&I Advances and to pay any unpaid Servicing Fees, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the related Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of such Mortgage Loan.  If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing.  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any related Sub-Servicer pursuant to Section 3.11(a)(iii).

SECTION 3.17.

Trustee to Cooperate; Release of Mortgage Files.

(a)

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will promptly (or the Trustee may, in the event the Servicer does not so act) notify the Trustee or the Custodian, as applicable, by a certification in the form of Exhibit E (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) delivered and signed by a Servicing Officer and shall request delivery to the Servicer of the related Mortgage File.  Upon receipt of such certification and request, the Trustee or the Custodian, as applicable, shall, within five Business Days, release or cause the release and mailing by overnight mail of the related Mortgage File to the Servicer.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the Servicer and delivery to the Trustee or the Custodian of a Request for Release in the form of Exhibit E, which can be delivered in written or electronic form, cause the release of the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders.  Such Request for Release shall obligate the Servicer to return each and every document previously requested from such Mortgage File to the Trustee or the Custodian when the need therefor by the Servicer no longer exists, unless the related Mortgage Loan has been liquidated and the Liquidation Proceeds relating to such Mortgage Loan have been deposited in the Collection Account or the related Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of such Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, such Mortgage Loan shall be released by the Trustee or the Custodian to the Servicer or its designee.

(c)

Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee’s sale or other documents reasonably necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the related Mortgage Note or related Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by such Mortgage Note or Mortgage or otherwise available at law or in equity, or shall execute and deliver to the Servicer a power of attorney sufficient to authorize the Servicer or a Sub-Servicer to execute such documents on its behalf, provided that the Trustee shall be obligated to execute the documents identified above if necessary to enable the Servicer or a Sub-Servicer to perform their respective duties hereunder.  Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution thereof by the Trustee and delivery thereof by the Trustee or the Custodian, as applicable, will not invalidate or otherwise affect the lien of the related Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

SECTION 3.18.

Servicing Compensation.

As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable solely from payments of interest in respect of such Mortgage Loan, subject to Section 3.24.  In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of Late Collections, Insurance Proceeds, condemnation proceeds or Liquidation Proceeds and as otherwise permitted by Section 3.11(a) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23.  Except as expressly provided in Sections 6.04 and 7.02 herein, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the related Servicing Fee any amounts due to a related Sub-Servicer pursuant to a Sub-Servicing Agreement entered into under Section 3.02; provided further that the Servicer may assign a portion of its Servicing Fee to an affiliate of the Servicer in connection with the ownership by such affiliate of the servicing rights attributable to the Mortgage Loans (provided that any right, title or interest of such affiliate in such portion of the Servicing Fee shall be subject to termination of the Servicer in accordance with the terms of this Agreement).

Additional servicing compensation in the form of assumption or modification fees, late payment charges, insufficient funds fees, reconveyance fees and other ancillary fees (other than Prepayment Premiums) shall be retained by the Servicer (subject to Section 3.24) only to the extent such fees or charges are received by the Servicer.  The Servicer shall also be entitled pursuant to Section 3.11(a)(iv) to withdraw from the Collection Account, and pursuant to Section 3.23(b) to withdraw from any REO Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12 and Section 3.24.  Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including premiums for the insurance required by Section 3.14, to the extent such premiums are not paid by the related Mortgagors or by a related Sub-Servicer, it being understood however, that payment of such premiums by the Servicer shall constitute Servicing Advances), servicing compensation of any Sub-Servicer and to the extent provided herein in Section 8.05, the indemnification of the Trustee or the Trust Administrator, and shall not be entitled to reimbursement therefor except as specifically provided herein.

SECTION 3.19.

Reports to the Trustee and the Trust Administrator; Collection Account Statements and Other Reporting Obligations.

Not later than thirty days after each Distribution Date, the Servicer shall forward to the Trustee, the Master Servicer, the Trust Administrator and the Depositor a statement prepared by the Servicer setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11(a).  Such statement may be in the form of the then current Fannie Mae Monthly Accounting Report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate of the outstanding principal balances of all of the Mortgage Loans as of the last day of the calendar month immediately preceding such Distribution Date.  Copies of such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request and at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.  In addition, the Servicer shall provide such statement and all other loan level information relating to the Mortgage Loans that the Holder of the Residual Certificates may reasonably request, provided, however, that such request will be at the expense of such Holder of the Residual Certificates.

SECTION 3.20.

Statement as to Compliance.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b), 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b)(or if such day is not a Business Day, the immediately preceding Business Day), the Servicer shall deliver to the Trustee, the Trust Administrator, the Master Servicer, the Depositor and each Rating Agency an Officers’ Certificate (upon which the Master Servicer can conclusively rely in connection with its obligations under Section 4.06) stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers’ supervision and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.  Copies of any such statement shall be provided by the Trust Administrator to any Certificateholder upon the request and at the expense of the requesting party, provided that such statement is delivered by the Servicer to the Trust Administrator.

SECTION 3.21.

Independent Public Accountants’ Servicing Report.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b), 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b)(or if such day is not a Business Day, the immediately preceding Business Day), the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Depositor, the Trustee, the Trust Administrator, the Master Servicer and each Rating Agency a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate.  In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by a Sub-Servicer, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to such Sub-Servicer.  Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the requesting party’s expense, provided that such statement is delivered by the Servicer to the Trust Administrator.  In the event such firm of independent certified public accountants requires the Trust Administrator to agree to the procedures performed by such firm, the Servicer shall direct the Trust Administrator in writing to so agree; it being understood and agreed that the Trust Administrator will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trust Administrator has not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

SECTION 3.22.

Access to Certain Documentation.

The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans under this Agreement, as may be required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.  Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.22 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.

SECTION 3.23.

Title, Management and Disposition of REO Property.

(a)

The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, in trust for the benefit of the Certificateholders, subject to applicable laws.  The Servicer, on behalf of the Trust Fund (and on behalf of the Trustee for the benefit of the Certificateholders), shall either sell any REO Property before the close of the third taxable year after the year the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or receive from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period, unless the Servicer shall have delivered to the Trustee, the Trust Administrator and the Depositor an Opinion of Counsel, addressed to the Trustee, the Trust Administrator and the Depositor, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on any REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any REMIC created hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding.  The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.

(b)

The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain, or cause to be established and maintained, with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders (the “REO Account”), which shall be an Eligible Account.  The Servicer shall be permitted to allow the Collection Account to serve as an REO Account, subject to separate ledgers for each REO Property.  The Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

(c)

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders.  In connection therewith, the Servicer shall deposit, or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the REO Account, in no event more than two Business Days after the deposit of such funds into the clearing account, all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

(i)

all insurance premiums due and payable in respect of such REO Property;

(ii)

all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

(iii)

all costs and expenses necessary to maintain, operate and dispose of such REO Property.

To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds as Servicing Advances such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if it owned such REO Property and if in the Servicer’s sole judgment, the payment of such amounts will be recoverable from the rental or sale of such REO Property.

Notwithstanding the foregoing, the Servicer, the Master Servicer, the Trust Administrator and the Trustee shall not:

(iv)

authorize the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

(v)

authorize any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

(vi)

authorize any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

(vii)

authorize any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Trustee and the Trust Administrator, to the effect that such action will not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

(viii)

the terms and conditions of any such contract shall not be inconsistent herewith;

(ix)

any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

(x)

none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

(xi)

the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification.  The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer’s compensation pursuant to Section 3.18 is sufficient to pay such fees; provided, however, that to the extent that any payments made by such Independent Contractor would constitute Servicing Advances if made by the Servicer, such amounts shall be reimbursable as Servicing Advances made by the Servicer.

(d)

In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the REO Account for any REO Property: (i) to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan.  On the Servicer Remittance Date, the Servicer shall withdraw from each REO Account maintained by it and deposit into the Distribution Account in accordance with Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

(e)

Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities for similar properties.

(f)

The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer or any Sub-Servicer as provided above, shall be deposited in the Distribution Account in accordance with Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01.  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

(g)

The Servicer shall file information returns (and shall provide a certification of a Servicing Officer to the Master Servicer that such filings have been made) with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to such Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

SECTION 3.24.

Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.

The Servicer shall deliver to the Trust Administrator for deposit into the Distribution Account on or before 1:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount (such amount, “Compensating Interest”) equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Determination Date resulting solely from Principal Prepayments in full or in part for any Mortgage Loan during the related Prepayment Period and (ii) the aggregate Servicing Fee for such Distribution Date.  The Servicer shall not have the right to reimbursement for any amounts remitted to the Trustee in respect of Compensating Interest.  Such amounts remitted shall be included in the Available Distribution Amount and distributed therewith on the related Distribution Date.  The Servicer shall not be obligated to pay Compensating Interest with respect to Relief Act Interest Shortfalls.

SECTION 3.25.

Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.

On each Adjustment Date, the Servicer shall make Mortgage Rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note and Applicable Regulations.  The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note and Applicable Regulations regarding Mortgage Rate adjustments.  The Servicer shall maintain all data and information regarding such Mortgage Rate adjustments and the Servicer’s methods of implementing such Mortgage Rate adjustments and shall provide such information to the Trustee upon request.

In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee (or its Custodian), the Trust Administrator, the Master Servicer, the Depositor and any successor servicer in respect of any such liability.  Such indemnities shall survive the termination or discharge of this Agreement.  Notwithstanding the foregoing, this Section 3.25 shall not limit the ability of the Servicer to seek recovery of any such amounts from the related Mortgagor under the terms of the related Mortgage Note, as permitted by law; provided that any expenses in connection with pursuing such recovery shall not be an expense of the Trust.

SECTION 3.26.

Net WAC Reserve Fund; Yield Maintenance Agreement.

(a)

On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Net WAC Reserve Fund, $1,000.  On each Distribution Date as to which there is Net WAC Rate Carryover Amount for any Class of Offered Certificates, the Trust Administrator is hereby directed to, and shall therefore, deposit into the Net WAC Reserve Fund an amount equal to the Net WAC Rate Carryover Amount for each affected Class of Offered Certificates pursuant to Section 4.01(a)(3)(xxii).  If no Net WAC Rate Carryover Amount is payable on a Distribution Date, the Trust Administrator shall deposit into the Net WAC Reserve Fund the Required Net WAC Reserve Fund Deposit.  For federal and state income tax purposes, the Class C Certificateholders will be deemed to be the owners of the Net WAC Reserve Fund and all amounts deposited into the Net WAC Reserve Fund.  Any monies held in the Net WAC Reserve Fund in excess of the Required Net WAC Reserve Fund Deposit on any Distribution Date shall be distributed to the Class C Certificateholders.  Amounts held in the Net WAC Reserve Fund and not distributed on any Distribution Date will be invested by the Trust Administrator in investments identified in clause (f) of the definition of Permitted Investments having maturities on or prior to the next succeeding Distribution Date.  All income and gain earned upon such investment shall be deposited into the Net WAC Reserve Fund.  Upon the termination of the Trust Fund, or the payment in full of the Offered Certificates, all amounts remaining on deposit in the Net WAC Reserve Fund will be distributed to the Class C Certificateholders or their designees.  The Net WAC Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Offered Certificates of Net WAC Rate Carryover Amounts with respect to any Class of Offered Certificates will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  For federal tax return and information reporting, any Net WAC Rate Carryover Amount shall be assigned a value of zero.

(b)

The Depositor hereby directs the Trustee, to execute and deliver on behalf of the Trust the Yield Maintenance Agreement and authorizes the Trustee to perform its obligations thereunder on behalf of the Trust in accordance with the terms of the Yield Maintenance Agreement.  On the Closing Date, the Trustee shall enter into the Yield Maintenance Agreement, on behalf of the Trust, with the Counterparty.  The Trust Administrator shall deposit all amounts received with respect to the Yield Maintenance Agreement in the Net WAC Reserve Fund.  The Yield Maintenance Agreement shall be part of the Trust Fund but not part of any REMIC.

SECTION 3.27.

Advance Facility.

(a)

The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”) under which (1) the Servicer assigns or pledges to another Person (an “Advancing Person”) the Servicer’s rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all P&I Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement.  No consent of the Trustee, the Trust Administrator, the Master Servicer, Certificateholders or any other party is required before the Servicer may enter into an Advance Facility; provided, however, that the consent of the Trustee, the Trust Administrator and the Master Servicer shall be required before the Servicer may cause to be outstanding at one time more than one Advance Facility with respect to P&I Advances or more than one Advance Facility with respect to Servicing Advances.  Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer’s behalf, the Servicer shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.  If the Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any P&I Advances or Servicing Advances outstanding and previously unreimbursed pursuant to this Agreement, then the Servicer may elect by providing written notice to the Trustee, the Trust Administrator and the Master Servicer not to be permitted to reimburse itself for P&I Advances and/or Servicing Advances, as applicable, pursuant to Section 3.11(a) of this Agreement, but following any such election, the Servicer shall be required to include amounts collected that would otherwise be retained by the Servicer to reimburse it for previously unreimbursed P&I Advances (“P&I Advance Reimbursement Amounts”) and/or previously unreimbursed Servicing Advances (“Servicing Advance Reimbursement Amounts” and together with P&I Advance Reimbursement Amounts, “Reimbursement Amounts”) (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility) in the remittance to the Trust Administrator made pursuant to this Agreement to the extent of amounts on deposit in the Collection Account on the Servicer Remittance Date.  Notwithstanding anything to the contrary herein, in no event shall P&I Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in Interest Remittance Amounts or Principal Remittance Amounts or distributed to Certificateholders.  The Servicer making the election set forth herein shall report to the Trustee, the Trust Administrator and the Master Servicer the portions of the Reimbursement Amounts that consist of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts, respectively.

(b)

If the Servicer enters into an Advance Facility and makes the election set forth in Section 3.27(a), the Servicer and the related Advancing Person shall deliver to the Trust Administrator a written notice and payment instruction (an “Advance Facility Notice”), providing the Trust Administrator with written payment instructions as to where to remit P&I Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to a trustee or custodian (an “Advance Facility Trustee”) designated in the Advance Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Servicer and the related Advancing Person (and any related Advance Facility Trustee); provided, however, that the provisions of this Section 3.27 shall cease to be applicable when all P&I Advances and Servicing Advances funded by an Advancing Person, and when all P&I Advances and Servicing Advances (the rights to be reimbursed for which have been assigned or pledged to an Advancing Person), have been repaid to the related Advancing Person in full.

(c)

Reimbursement Amounts shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with Section 3.11(a)(ii), (iii), (vi) and (ix) hereof, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing (subject to Section 3.27(a) above), no Advancing Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to the provisions of Section 4.03.  The Trust Administrator shall not have any duty or liability with respect to the calculation of any Reimbursement Amount and shall be entitled to rely without independent investigation on the Advance Facility Notice and on the Servicer’s report of the amount of P&I Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts that were included in the remittance from the Servicer to the Trust Administrator pursuant to Section 3.11(a)(i).  The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(d)

An Advancing Person who receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Sub-Servicer set forth in Section 3.02 hereof.

(e)

With respect to any Advance Facility pursuant to which the Servicer has made the election set forth in Section 3.27(a), the documentation establishing any Advance Facility shall require that Reimbursement Amounts distributed with respect to each Mortgage Loan be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a “first-in, first-out” (FIFO) basis.  Such documentation shall also require the electing Servicer to provide to the related Advancing Person or Advance Facility Trustee loan-by-loan information with respect to each Reimbursement Amount distributed by the Trust Administrator to such Advancing Person or Advance Facility Trustee on each Distribution Date, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.  The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been assigned or pledged to an Advancing Person.

(f)

The Servicer who enters into an Advance Facility shall indemnify the Trustee, the Trust Administrator, the Master Servicer, the Trust and any successor Servicer, as applicable, from and against any claims, losses, liabilities or damages resulting from any claim by the Advancing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Trustee, the Trust Administrator, the Master Servicer or the successor Servicer.

(g)

Any amendment to this Section 3.27 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.27, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Originator, the Master Servicer, the Trust Administrator, the Depositor and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in Section 10.01 of or elsewhere in this Agreement.

ARTICLE IIIA

ADMINISTRATION AND MASTER SERVICING OF THE MORTGAGE LOANS BY THE MASTER SERVICER

SECTION 3A.01.

Master Servicer.

The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of the Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices.  Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement.  The Master Servicer shall independently and separately monitor the Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicer’s and Master Servicer’s records.  The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer to the Distribution Account pursuant to the terms hereof based on information provided to the Master Servicer by the Trust Administrator pursuant to the third paragraph of Section 8.01.

The Trustee shall furnish the Servicer and the Master Servicer with any limited powers of attorney and other documents in form as provided to it necessary or appropriate to enable the Servicer and the Master Servicer to service and administer the related Mortgage Loans and REO Property.  The Trustee shall have no responsibility for any action of the Master Servicer or the Servicer pursuant to any such limited power of attorney and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person's use or misuse of any such power of attorney.

The Trustee shall provide access and shall cause the Custodian to provide access and the Trust Administrator shall provide access, in each case to the records and documentation in possession of the Trustee, the Custodian or the Trust Administrator, as the case may be, regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee, the Custodian or the Trust Administrator; provided, however, that, unless otherwise required by law, none of the Trustee, the Custodian or the Trust Administrator shall be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor.  The Trustee shall allow representatives of the above entities and shall cause the Custodian to allow representatives of the above entities and the Trust Administrator shall allow representatives of the above entities, in each case to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s, the Custodian’s or the Trust Administrator’s, as the case may be, actual costs.

The Trustee shall execute and deliver to the Servicer upon written request any court pleadings, requests for trustee’s sale or other documents necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

SECTION 3A.02.

REMIC-Related Covenants.

For as long as each REMIC shall exist, the Trustee and the Trust Administrator shall act in accordance herewith to treat such REMIC as a REMIC, and the Trustee and the Trust Administrator shall comply with any directions of the Servicer or the Master Servicer to assure such continuing treatment.  In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in either the Collection Account or the Distribution Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.03 of this Agreement, as applicable, accept any contribution to any REMIC after the Startup Day (as defined in Section 10.01(b)) without receipt of a Opinion of Counsel stating that such contribution will not result in an Adverse REMIC Event (as defined in Section 10.01(f)).

SECTION 3A.03.

Monitoring of Servicer.

(a)

The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Servicer and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph and Article VII, cause the Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VII.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

The Master Servicer shall be entitled to be reimbursed by the Servicer (or from amounts on deposit in the Distribution Account if the Servicer does not timely fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

(d)

The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e)

If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

(f)

The Master Servicer shall not be liable for any acts or omissions of the Servicer.

SECTION 3A.04.

Fidelity Bond.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

SECTION 3A.05.

Power to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 3A.03, shall not permit the Servicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC created hereunder.  The Trustee shall furnish the Master Servicer, upon written request from a Master Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer and shall be indemnified by the Master Servicer or the Servicer, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 8.10.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

SECTION 3A.06.

Due-on-Sale Clauses; Assumption Agreements.

To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement.

SECTION 3A.07.

Documents, Records and Funds in Possession of Master Servicer To Be Held for Trustee.

(a)

The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian.  Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be remitted to the Trust Administrator for deposit in the Distribution Account.  The Master Servicer shall, and, subject to Section 3.22, shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be remitted to the Trust Administrator for deposit in the Distribution Account.

SECTION 3A.08.

Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee or the applicable Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Trustee or the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Trustee or the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Mortgage Loan Documents that come into the possession of the Master Servicer from time to time.

SECTION 3A.09.

Compensation for the Master Servicer.

As compensation for the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to the Master Servicing Fee, payable to the Master Servicer by the Trust Administrator on each Distribution Date (with respect to the calendar month that immediately preceded the month of such Distribution Date) from funds in the Distribution Account.  The Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced in accordance with Section 3A.12.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

SECTION 3A.10.

Annual Officer’s Certificate as to Compliance.

(a)

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b), 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b)(or if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer shall deliver to the Depositor, the Trust Administrator, the Trustee and the Rating Agencies an Officer’s Certificate certifying that with respect to the period ending December 31 of the prior year: (i) such Master Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Master Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Master Servicing Officer to lead such Master Servicing Officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Master Servicing Officer and the nature and status thereof.

(b)

Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trust Administrator at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trust Administrator with such statement or (ii) the Trust Administrator shall be unaware of the Master Servicer’s failure to provide such statement).

SECTION 3A.11.

Annual Independent Accountant’s Servicing Report.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b), 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed pursuant to Section 4.06(b)(or if such day is not a Business Day, the immediately preceding Business Day), if the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Trustee, the Trust Administrator, the Rating Agencies and the Depositor to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trust Administrator at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee and the Trust Administrator whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

SECTION 3A.12.

Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

In the event of a Prepayment Interest Shortfall, the Master Servicer shall remit to the Trust Administrator not later than the Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and (ii) the Master Servicing Fee for such Distribution Date, without reimbursement therefor.

ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.

Distributions.

(a)

(1) On each Distribution Date, the Trust Administrator shall withdraw from funds then on deposit in the Distribution Account that portion of the Available Distribution Amount equal to the Interest Remittance Amount for that Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Interest Remittance Amount remaining for such Distribution Date:

(i)

first, concurrently to the Holders of each Class of Class A Certificates, applied in accordance with the allocation rules set forth in Section 4.01(g) below, the related Monthly Interest Distributable Amount, on a pro rata basis based on such Monthly Interest Distributable Amount and second, concurrently to each Class of Senior Certificates, applied in accordance with the allocation rules set forth in Section 4.01(g) below, the related Unpaid Interest Shortfall Amount, if any, for each such Class for such Distribution Date on a pro rata basis based on such Unpaid Interest Shortfall Amount.

(ii)

to the Holders of the Class M-1 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(iii)

to the Holders of the Class M-2 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(iv)

to the Holders of the Class M-3 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(v)

to the Holders of the Class M-4 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates;

(vi)

to the Holders of the Class M-5 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates; and

(vii)

to the Holders of the Class M-6 Certificates, the related Monthly Interest Distributable Amount for such Class of Certificates.

Any Interest Remittance Amount remaining undistributed after giving effect to subclause (i) through (vii) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(2)

On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account the Principal Distribution Amount for such Distribution Date and make the following disbursements and transfers in the following order of priority in each case, to the extent of the Principal Distribution Amount remaining for such Distribution Date:

(A)

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount shall be distributed, sequentially, as follows:

(i)

first, concurrently, to the Holders of the Class 1A Certificates and the Class 2A Certificates, the Class 1A Percentage of the Principal Distribution Amount and the Class 2A Percentage of the Principal Distribution Amount, respectively, until the respective Class Principal Balances thereof are reduced to zero; provided that if the Certificate Principal Balance of either Class is reduced to zero, the portion of the Principal Distribution Amount that would have been distributed to that Class will be distributed to the other Class of Class A Certificates, until its Class Principal Balance is reduced to zero;

(ii)

second, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

third, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

fourth, to the Holders of the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

fifth, to the Holders of the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

sixth, to the Holders of the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(vii)

seventh, to the Holders of the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(B)

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows:

(i)

first, concurrently;

(a) to the Holders of the Class 1A Certificates, the Class 1A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; provided that if the Certificate Principal Balance is reduced to zero, any Class 1A Principal Distribution Amount will be paid to the Class 2A Certificates after giving effect to the distribution in subclause (i)(b), until the Certificate Principal Balance thereof has been reduced to zero; and

(b) to the Holders of the Class 2A Certificates, the Class 2A Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; provided that if the Certificate Principal Balance is reduced to zero, any Class 2A Principal Distribution Amount will be paid to the Class 1A Certificates after giving effect to the distribution in subclause (i)(a), until the Certificate Principal Balance thereof has been reduced to zero;

(ii)

second, to the Holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)

third, to the Holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)

fourth, to the Holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(v)

fifth, to the Holders of the Class M-4 Certificates, the Class M-4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)

sixth, to the Holders of the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

(vii)

seventh, to the Holders of the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Any Principal Distribution Amount remaining undistributed after giving effect to clauses (A) and (B) above shall be used in determining the amount of Net Monthly Excess Cashflow, if any, for such Distribution Date.

(3)

On each Distribution Date the Net Monthly Excess Cashflow (or, in the case of clause (i) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Release Amount) shall be distributed as follows:

(i)

to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to the principal portion of any Realized Losses incurred or deemed to have been incurred on the Mortgage Loans during the calendar month preceding the month of such Distribution Date, payable to such Holders as part of the Principal Distribution Amount and applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Classes of Certificates;

(ii)

to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Overcollateralization Increase Amount, payable to such Holders as part of the Principal Distribution Amount and applied in the same order of priority as payments of principal would otherwise be applied on such Distribution Date to reduce the Certificate Principal Balance of such Certificates until the aggregate Certificate Principal Balance of such Classes of Certificates is reduced to zero;

(iii)

to the Holders of the Class M-1 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(iv)

to the Holders of the Class M-1 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(v)

to the Holders of the Class M-2 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(vi)

to the Holders of the Class M-2 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(vii)

to the Holders of the Class M-3 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(viii)

to the Holders of the Class M-3 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(ix)

to the Holders of the Class M-4 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(x)

to the Holders of the Class M-4 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xi)

to the Holders of the Class M-5 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xii)

to the Holders of the Class M-5 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xiii)

to the Holders of the Class M-6 Certificates, any Unpaid Interest Shortfall Amount allocable to such Class of Certificates;

(xiv)

to the Holders of the Class M-6 Certificates, any Allocated Realized Loss Amount allocable to such Class of Certificates;

(xv)

concurrently to the Holders of each Class of Class A Certificates, pro rata, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfalls allocated to each such Certificates;

(xvi)

to the Holders of the Class M-1 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xvii)

to the Holders of the Class M-2 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xviii)

to the Holders of the Class M-3 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xix)

to the Holders of the Class M-4 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xx)

to the Holders of the Class M-5 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxi)

to the Holders of the Class M-6 Certificates, in an amount equal to such Class’ previously allocated and not reimbursed share of any Net Prepayment Interest Shortfalls and any Relief Act Interest Shortfall allocated to such Certificates;

(xxii)

to the Class C Certificates, the lesser of (i) the Class C Distribution Amount attributable to the Class C Certificates (computed without regard to this subparagraph (xxii)) and (ii) the Net WAC Rate Carryover Amount for each Class of Offered Certificates provided that, pursuant to Section 3.26 hereof, on any Distribution Date as to which there is any Net WAC Rate Carryover Amount for any Class of Offered Certificates, the Trust Administrator will transfer, from amounts that would otherwise be distributable to the Class C Certificates pursuant to this clause, the amount of any Net WAC Rate Carryover Amount for the Offered Certificates into the Net WAC Reserve Fund, for immediate transfer pursuant to this clause to the related Offered Certificates for payment of any Net WAC Rate Carryover Amount for the Offered Certificates;

(xxiii)

[reserved];

(xxiv)

to the Holders of the Class C Certificates, the Class C Distribution Amount net of the amount, if any, distributed pursuant to subparagraph (xxii);

(xxv)

to the Counterparty, any amounts required to be paid by the Trust pursuant to the Yield Maintenance Agreement; and

(xxvi)

to the Holders of the Residual Certificates.

(b)

On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Premiums collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans or any Servicer Prepayment Premium Payment Amount and shall distribute such amounts to the Holders of the Class P Certificates.  Such distributions shall not be applied to reduce the Certificate Principal Balance of the Class P Certificates.  On the first Distribution Date following the expiration of the latest prepayment term with respect to the related Mortgage Loans and if funds are available on such date, the Class P Certificates shall be entitled to its outstanding Certificate Principal Balance prior to any distributions of Net Monthly Excess Cashflow pursuant to Section 4.01(a)(3) on such Distribution Date.

(c)

All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests.  Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders or record of the respective Class on the related Record Date (except as otherwise provided in this Section 4.01 or Section 9.01 respecting the final distribution on such Class), and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures.  Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a “brokerage firm” or “indirect participating firm”) for which it acts as agent.  Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents.  All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates.  None of the Trustee, the Certificate Registrar, the Depositor, the Trust Administrator, the Master Servicer or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

(d)

The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.  None of the Holders of any Class of Certificates, the Trustee, the Depositor, the Trust Administrator, the Master Servicer or the Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

(e)

Except as otherwise provided in Section 9.01, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than five (5) days after the related Determination Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

(i)

the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, but only upon presentation and surrender of such Certificates at the office of the Trust Administrator therein specified, and

(ii)

no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trustee and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e).

(f)

[Reserved].

(g)

The Interest Remittance Amount distributed pursuant to Section 4.01(a)(1)(i) above will be applied to the Senior Certificates as follows:

(1)

amounts distributed to the Class 1A Certificates will reduce the Group I Interest Remittance Amount before any reduction to the Group II Interest Remittance Amount in respect of such distribution; and

(2)

amounts distributed to the Class 2A Certificates will reduce the Group II Interest Remittance Amount before any reduction to the Group I Interest Remittance Amount in respect of such distributions.

(h)

On each Distribution Date, after making the distributions of the Available Distribution Amount as set forth in Section 5.01(a) above, the Trust Administrator will withdraw from the Net WAC Reserve Fund, to the extent of amounts on deposit therein, the aggregate of any Net WAC Rate Carryover Amounts for such Distribution Date and distribute such amount in the following order of priority:

(A)

first, to the Offered Certificates, any related unpaid Net WAC Rate Carryover Amount (in each case only up to a maximum amount equal to the Cap Amount for the related Class) distributed in the following order of priority:

(i)

first, concurrently, to each Class of the Class A Certificates, on a pro rata basis based on the related unpaid Net WAC Rate Carryover Amount for each such Class;

(ii)

second, to the Class M-1 Certificates;

(iii)

third, to the Class M-2 Certificates;

(iv)

fourth, to the Class M-3 Certificates;

(v)

fifth, to the Class M-4 Certificates;

(vi)

sixth, to the Class M-5 Certificates; and

(vii)

seventh, to the Class M-6 Certificates; and

(B)

second, to the Offered Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to (A) above), distributed in the following order of priority:

(v)

first, concurrently, to each Class of the Class A Certificates, on a pro rata basis based on the related unpaid Net WAC Rate Carryover Amount for each such Class;

(vi)

second, to the Class M-1 Certificates;

(vii)

third, to the Class M-2 Certificates;

(viii)

fourth, to the Class M-3 Certificates;

(ix)

fifth, to the Class M-4 Certificates;

(x)

sixth, to the Class M-5 Certificates; and

(xi)

seventh, to the Class M-6 Certificates.

SECTION 4.02.

Statements to Certificateholders.

On each Distribution Date, the Trust Administrator shall prepare and make available to each Holder of the Regular Certificates, the Servicer, the Master Servicer, the Depositor and each Rating Agency a statement with respect to information regarding the Mortgage Loans, based solely on, and to the extent of, information provided to it by the Servicer pursuant to Section 3.19 and Section 4.03 hereof, as to the distributions made on such Distribution Date setting forth:

(i)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates, including on account of the Mezzanine Certificates, separately identified, allocable to principal and the amount of the distribution to the Holders of the Class P Certificates allocable to Prepayment Premiums and Servicer Prepayment Premium Payment Amounts;

(ii)

the amount of the distribution made on such Distribution Date to the Holders of each Class of Regular Certificates (other than the Class P Certificates), including on account of the Mezzanine Certificates, separately identified, allocable to interest;

(iii)

the Overcollateralized Amount, the Overcollateralization Release Amount, the Overcollateralization Deficiency Amount and the Overcollateralization Target Amount as of such Distribution Date and the Excess Overcollateralized Amount for such Distribution Date and the Overcollateralization Increase Amount for such Distribution Date;

(iv)

the aggregate Servicing Fee and Master Servicing Fee received by the Servicer and the Master Servicer, respectively, during the related Due Period and such other customary information as the Trust Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

(v)

the aggregate amount of P&I Advances for such Distribution Date;

(vi)

the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

(vii)

the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

(viii)

the number and aggregate unpaid principal balance of the Mortgage Loans (a) Delinquent 30-59 days, (b) Delinquent 60-89 days, (c) Delinquent 90 or more days in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

(ix)

[reserved];

(x)

the aggregate of the Stated Principal Balances of all REO Properties as of the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date;

(xi)

the aggregate amount of Principal Prepayments made during the related Prepayment Period;

(xii)

the aggregate amount of Realized Losses incurred during the calendar month preceding the month of such Distribution Date (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

(xiii)

the aggregate amount of Extraordinary Trust Fund Expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

(xiv)

the Certificate Principal Balance of the Class A Certificates and the Mezzanine Certificates, after giving effect to the distributions made on such Distribution Date and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of such Realized Losses;

(xv)

the Certificate Factor for each such Class of Offered Certificates applicable to such Distribution Date;

(xvi)

the Accrued Certificate Interest in respect of the Class A Certificates and the Subordinate Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

(xvii)

the Monthly Interest Distributable Amount in respect of the Class A Certificates and the Mezzanine Certificates for such Distribution Date and the Unpaid Interest Shortfall Amount, if any, with respect to each such Class of Certificates on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls and Relief Act Interest Shortfalls, as applicable;

(xviii)

the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer or the Master Servicer pursuant to Section 3.24 or Section 3A.12, respectively;

(xix)

the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

(xx)

the Net WAC Rate Carryover Amount for the Class A Certificates and the Mezzanine Certificates, if any, for such Distribution Date and the amount remaining unpaid after reimbursements therefor on such Distribution Date;

(xxi)

the Available Distribution Amount;

(xxii)

[reserved];

(xxiii)

with respect to Mortgage Loans as to which a Liquidation Event has occurred, the number of such Mortgage Loans, the unpaid principal balance of such Mortgage Loans as of the date of such Liquidation Event and the amount of proceeds (including Liquidation Proceeds and Insurance Proceeds) collected in respect of such Mortgage Loans;

(xxiv)

the respective Pass-Through Rates applicable to the Offered Certificates, for such Distribution Date and the Pass-Through Rate applicable to the Offered Certificates for the immediately succeeding Distribution Date;

(xxv)

the amount of any payment made by the Counterparty under the Yield Maintenance Agreement;

(xxvi)

the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Allocated Realized Loss Amounts;

(xxvii)

amounts deposited into each Net WAC Reserve Fund;

(xxviii)

the date when a Stepdown Date has occurred;

(xxix)

the related Net WAC Rate, the Class A-IO Net WAC Rate and the Class B-IO Cap Rate for the related Certificates; and

(xxx)

whether a Trigger Event has occurred and is continuing.

The Trust Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Servicer, the Master Servicer, the Depositor, the Rating Agencies and the Counterparty via the Trust Administrator’s internet website.  All information from which the Trust Administrator makes such statement will be based solely on information provided by the Servicer pursuant to Section 3.19 and Section 4.03(a) hereof.  The Trust Administrator’s internet website shall initially be located at “http://www.ctslink.com”.  Assistance in using the website can be obtained by calling the Trust Administrator’s customer service desk at (301) 815-6600.  Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Trust Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trust Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

In the case of information furnished pursuant to subclauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time are in force.

On each Distribution Date, the Trust Administrator shall forward to the Depositor, each Holder of a Residual Certificate, the Master Servicer and the Servicer, a copy of the reports forwarded to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

Within a reasonable period of time after the end of each calendar year, upon written request or request by facsimile, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be prepared by the Trust Administrator and furnished to such Holders pursuant to the rules and regulations of the Code as are in force from time to time.

The Trust Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide.  For purposes of this Section 4.02, the Trust Administrator’s duties are limited to the extent that the Trust Administrator receives timely reports as required from the Servicer pursuant to Section 3.19 and Section 4.03(a) hereof.

On each Distribution Date the Trust Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) loan level data with respect to all of the Mortgage Loans and CUSIP level factors for each Class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.  In addition if so requested by the Originator, on each Distribution Date the Trust Administrator shall provide to the Originator and at the expense of the Originator, the loan level data with respect to the Mortgage Loans.

SECTION 4.03.

Remittance Reports; P&I Advances.

(a)

No later than the second Business Day after the Determination Date, the Servicer shall deliver to the Master Servicer and the Trust Administrator electronically (or such other means as the Servicer, the Master Servicer and the Trust Administrator may agree from time to time) a Remittance Report with respect to each Mortgage Loan for the prior calendar month.  In addition, no later than four Business Days prior to each Distribution Date, the Servicer shall deliver to the Master Servicer and the Trust Administrator delinquency information with respect to each Mortgage Loan and P&I Advances including (i) the amount of P&I Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as (1) the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section 4.02 and (2) the Master Servicer may reasonably require to Master Service the Mortgage Loan and oversee the Servicer.  Neither the Trust Administrator, nor, subject to Section 3A.01, the Master Servicer shall be responsible to recompute, recalculate or verify any information provided to it by the Servicer.

(b)

The amount of P&I Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were Delinquent as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the calendar month preceding the month of such Distribution Date and as to which such REO Property an REO Disposition did not occur during the calendar month preceding the month of such Distribution Date, an amount equal to the excess, if any, of the Monthly Payments (with each interest portion thereof net of the Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

On or before 1:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trust Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties.  Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before the next succeeding Distribution Date on which such funds would be due.  The Trust Administrator will provide notice to the Servicer by telecopy by the close of business on any Servicer Remittance Date in the event that the amount remitted by the Servicer to the Trust Administrator on such date is less than the P&I Advances required to be made by the Servicer for such Distribution Date.  Nothing in this Section 4.03(b) shall be construed to prohibit the Servicer from reimbursing itself at any time from the Collection Account to the extent provided in Section 3.11 herein.

(c)

The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

(d)

Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.  The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers’ Certificate of the Servicer delivered to the Depositor, the Trust Administrator and the Trustee.  In addition, the Servicer shall not be required to advance Relief Act Interest Shortfalls.

SECTION 4.04.

Allocation of Realized Losses.

(a)

No later than the second Business Day after each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property:  (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the calendar month preceding the month of such Distribution Date; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal.  No later than the second Business Day after each Determination Date, the Servicer shall also determine as to each Mortgage Loan:  (A) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the calendar month preceding the month of such Distribution Date and (B) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period.  The information described in the two preceding sentences that is to be supplied by the Servicer shall be evidenced by a written report delivered to the Trust Administrator by the Servicer no later than the second Business Day after each Determination Date, immediately following the end of (x) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (y) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

(b)

If on any Distribution Date after giving effect to all Realized Losses incurred with respect to the Mortgage Loans during or prior to the related Due Period and distributions of principal with respect to the Class A Certificates and the Mezzanine Certificates on such Distribution Date, the aggregate Certificate Principal Balance of the Offered Certificates exceeds the Aggregate Collateral Balance on such date, the amount of such excess shall be allocated by the Trustee on such Distribution Date as follows:  first, to the Class M-6 Certificates, until the Class Principal Balance thereof has been reduced to zero; second, to the Class M-5 Certificates, until the Class Principal Balance thereof has been reduced to zero; third, to the Class M-4 Certificates, until the Class Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates, until the Class Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates, until the Class Principal Balance thereof has been reduced to zero; and sixth, to the Class M-1 Certificates, until the Class Principal Balance thereof has been reduced to zero.  All Realized Losses to be allocated to the Certificate Principal Balances of the Mezzanine Certificates on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided in Section 4.01.

(c)

Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated.  All Realized Losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

SECTION 4.05.

Compliance with Withholding Requirements.

Notwithstanding any other provision of this Agreement, the Trustee and the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee and the Trust Administrator reasonably believe are applicable under the Code.  The consent of Certificateholders shall not be required for such withholding.  In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholders.

SECTION 4.06.

Commission Reporting.

(a)

The Trust Administrator, the Master Servicer and the Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act.  Except for the initial current report on Form 8-K in connection with the filing of this Agreement, the Trust Administrator shall prepare on behalf of the Trust any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Trust Administrator shall execute and file such Forms 8K and such Forms 10K (in each case, via EDGAR) on behalf of the Depositor.  The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor.  Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator or the Master Servicer, as applicable, from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.

(b)

Each Form 8-K shall be filed by the Trust Administrator within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 31st of the calendar year following the calendar year during which the Closing Date occurs (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Trust Administrator shall file and execute a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations.  Such Form 10-K shall include as exhibits (i) the Servicer’s annual statement of compliance described under Section 3.20 and the accountant’s report described under Section 3.21, in each case to the extent they have been timely delivered to the Trust Administrator, (ii) the Master Servicer Certification, substantially in the form of Exhibit I hereto and (iii) the Master Servicer’s annual statement of compliance described under Section 3A.10 and the accountant’s report described under Section 3A.11.  If the documents listed in clause (i) above are not so timely delivered, the Trust Administrator shall file an amended Form 10-K including such documents as exhibits promptly after they are delivered to the Trust Administrator.  The Trust Administrator shall have no liability with respect to any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Trust Administrator’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

(c)

The Servicer shall deliver to the Master Servicer, on or before March 15th of each calendar year beginning in 2004 (or, if any such day is not a Business Day, the immediately preceding Business Day) or such alternative date reasonably specified by the Master Servicer which shall occur not earlier than 15 days prior to the date any Form 10-K is required to be filed with the Commission in connection with the transactions contemplated by this Agreement, a certification in the form attached hereto as Exhibit H.  Such certification shall be signed by the senior officer in charge of servicing of the Servicer.  In addition, the Servicer shall provide such other information with respect to the Mortgage Loans and the servicing and administration thereof within the control of the Servicer which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended pursuant to Section 4.06 hereof.

(d)

The Servicer shall indemnify and hold harmless each of the Master Servicer, the Trustee, the Depositor and each Person, if any, who “controls” the Master Servicer, the Trustee and the Depositor within the meaning of the Securities Act of 1933, as amended, and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs and expenses that such Person may sustain arising out of third party claims arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 4.06 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.  Such indemnity shall survive the termination or resignation of the parties hereto or the termination of this Agreement.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Trustee and the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Trustee and the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer, the Trustee and the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer, the Trustee and the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 4.06.  The Servicer acknowledges that the Master Servicer, the Trustee and the Depositor are relying on the Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 4.06.

(e)

Upon any filing with the Commission, the Trust Administrator shall promptly deliver to the Depositor and the Servicer a copy of any executed report, statement or information.

(f)

If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 4.06, to be conducted differently than as described, the Depositor, the Originator, the Master Servicer, the Trust Administrator, the Servicer and the Trustee will reasonably cooperate to amend the provisions of this Section 4.06 in order to comply with such amended reporting requirements and such amendment of this Section 4.06.  Any such amendment shall be made in accordance with Section 11.01 without further consent of the Certificateholders, and may result in the reduction of the reports filed by the Trust Administrator or the Master Servicer on behalf of the Trust under the Exchange Act.  Notwithstanding the foregoing, the Depositor, the Originator, the Master Servicer, the Trust Administrator, Servicer and Trustee shall not be obligated to enter into any amendment pursuant to this Section 4.06 that adversely affects its obligations and immunities under this Agreement.

(g)

In filing any Form 8-K or Form 10-K, the Trust Administrator or the Master Servicer, respectively, shall not undertake any analysis of, and shall have no responsibility for, any financial information, accountant’s report, certification or other matter contained therein, except for computations performed by the Trust Administrator and reflected in distribution reports.  Nothing in this Section 4.06(g) shall relieve the Master Servicer of its responsibility for the matters as to which it is certifying in the form attached hereto as Exhibit I.

(h)

Prior to January 31st of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall file a Form 15D Suspension Notification with respect to the Trust

ARTICLE V

THE CERTIFICATES

SECTION 5.01.

The Certificates.

(a)

The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Fund.  The Certificates of each Class will be substantially in the forms annexed hereto as Exhibits A-1 through A-5 and will be issuable in registered form only.  Each Certificate will share ratably in all rights of the related Class.

The Offered Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $25,000 and integral multiples of $1 in excess thereof.  The Class P Certificates are issuable only in minimum denominations corresponding to minimum initial Certificate Principal Balances of $20 and integral multiples of $20 thereof.  The Class C Certificates are issuable only in minimum denominations corresponding to a minimum initial notional amount of $100,000 and integral multiples of $1 in excess thereof.  The Residual Certificates are issuable in minimum denominations corresponding to minimum Percentage Interests of 20% and multiples thereof.

Upon original issue, the Certificates shall be executed and delivered by the Trust Administrator and the Trust Administrator shall cause the Certificates to be authenticated by the Certificate Registrar to or upon the order of the Depositor.  The Certificates shall be executed and attested by manual or facsimile signature on behalf of the Trust Administrator by an authorized signatory.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Certificate Registrar by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)

The Book-Entry Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee or the Trust Administrator except to another Depository that agrees to hold such Book-Entry Certificates for the respective Certificate Owners with Ownership Interests therein.  The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates (“Definitive Certificates”) in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.  The Trust Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such.  The Book-Entry Custodian may, and if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer, the Trustee, the Master Servicer and the Trust Administrator (if the Trust Administrator is not the Book-Entry Custodian) and any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository.  If the Trust Administrator resigns or is removed in accordance with the terms hereof, the successor trust administrator or, if it so elects, the Depository shall immediately succeed to its predecessor’s duties as Book-Entry Custodian.  The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

The Trustee, the Servicer, the Master Servicer, the Trust Administrator and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners.  Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners.  The Trust Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

If (i)(A) the Depositor advises the Trustee and the Trust Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trustee and the Trust Administrator in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trustee or the Trust Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trust Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trust Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trust Administrator shall issue the Definitive Certificates.  Such Definitive Certificates will be issued in minimum denominations of $25,000, except that any beneficial ownership that was represented by a Book-Entry Certificate in an amount less than $25,000 immediately prior to the issuance of a Definitive Certificate shall be issued in a minimum denomination equal to the amount represented by such Book-Entry Certificate.  None of the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

SECTION 5.02.

Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Trust Administrator in accordance with the provisions of Section 8.12 a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Trustee will initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar may appoint, by a written instrument delivered to the Trustee, the Originator, the Servicer, the Master Servicer, the Trust Administrator and the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.  If the Trustee or the Trust Administrator shall at any time not be the Certificate Registrar, the Trustee or the Trust Administrator, as applicable, shall have and maintain the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

(b)

No transfer of any Non-Offered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification.  In the event that such a transfer of a Non-Offered Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor to the Originator or by the Originator to an affiliate of the Originator or to a trust, the depositor of which is an affiliate of the Originator), the Trustee, the Trust Administrator and the Certificate Registrar shall each require receipt of: either (i) written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder’s prospective transferee, substantially in the forms attached hereto as Exhibit F-1 or (ii) an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Depositor, the Originator, the Trustee, the Servicer, the Master Servicer, the Trust Administrator, the Certificate Registrar or the Trust Fund).  None of the Depositor, the Originator, the Certificate Registrar, the Master Servicer, the Trust Administrator or the Trustee is obligated to register or qualify the Non-Offered Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification.  Any Certificateholder desiring to effect the transfer of a Private Certificate shall, and does hereby agree to, indemnify the Trustee, the Originator, the Depositor, the Certificate Registrar, the Master Servicer, the Trust Administrator and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(c)

(i)  No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee and the Trust Administrator shall have received in the form attached hereto as Exhibit F-2 or Exhibit G, as applicable, either (i) a certification letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Trust Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, or a person acting on behalf of or using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person acting on behalf of or using the asset of any such plan or arrangement, an Opinion of Counsel satisfactory to the Trustee and the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Originator, the Trustee, the Master Servicer, the Trust Administrator or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee and the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate, or by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan, arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the trustee of the opinion of counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.  Neither an Opinion of Counsel nor any certification will be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trustee and the Trust Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee and the Trust Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

(ii)

[Reserved]

(iii)

If any Certificate or any interest therein is acquired or held in violation of the provisions of Section 5.02(c)(i), the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of any such Certificate or interest therein was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Servicer, the Originator, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by those parties as a result of that acquisition or holding.

(d)

(i)  Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(A)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)

In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement (a “Transfer Affidavit and Agreement”), in the form attached hereto as Exhibit F-2 from the proposed Transferee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

(C)

Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee or the Trust Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

(D)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-2) from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trustee and the Trust Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

(E)

Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a “pass-through interest holder” within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a “pass-through interest holder.”

(ii)

The Trust Administrator will register the Transfer of any Residual Certificate only if it and the Trustee shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee and the Trust Administrator as a condition to such registration.  In addition, no Transfer of a Residual Certificate shall be made unless the Trustee and the Trust Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

(iii)

(A)

If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate.  The Trustee and the Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)

If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trust Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trust Administrator on such terms as the Trust Administrator may choose.  Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trust Administrator.  Such purchaser may be the Trust Administrator itself or any Affiliate of the Trust Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee or its Affiliates), expenses and taxes due, if any, will be remitted by the Trust Administrator to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trust Administrator, and the Trust Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)

The Trust Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the “excess inclusions” of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization.  Such information shall be provided by the Trust Administrator upon receipt of reasonable compensation.

(v)

The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee, the Trust Administrator and the Certificate Registrar at the expense of the party seeking to modify, add to or eliminate any such provision the following:

(A)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

(B)

an Opinion of Counsel, in form and substance satisfactory to the Trustee, the Trust Administrator and the Certificate Registrar, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC created hereunder to cease to qualify as a REMIC and will not cause any REMIC created hereunder, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or (y) a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

(e)

Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12, the Trust Administrator shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

(f)

At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.12.  Whenever any Certificates are so surrendered for exchange the Trust Administrator shall execute and the Certificate Registrar shall authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee, the Trust Administrator and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(g)

No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)

All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Certificate Registrar in accordance with its customary procedures.

SECTION 5.03.

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Trustee, Trust Administrator or the Certificate Registrar, or the Trustee, the Trust Administrator and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Trust Administrator and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by the Trustee, Trust Administrator or the Certificate Registrar that such Certificate has been acquired by a protected purchaser, the Trust Administrator shall execute and the Certificate Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 5.04.

Persons Deemed Owners.

The Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

SECTION 5.05.

Certain Available Information.

The Trust Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trust Administrator as a prospective transferee of a Certificate, originals or copies of the following items:  (i) in the case of a Holder or prospective transferee of a Class C Certificate, a Class P Certificate or a Residual Certificate, any related private placement memorandum or other disclosure document relating to such Certificates, if any, in the form most recently provided to the Trust Administrator; and (ii) in all cases, (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section 4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trust Administrator since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers’ Certificates delivered to the Trust Administrator by the Servicer since the Closing Date to evidence the Servicer’s determination that any P&I Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers’ Certificates delivered to the Trust Administrator by the Servicer since the Closing Date pursuant to Section 4.04(a).  Copies and mailing of any and all of the foregoing items will be available from the Trust Administrator upon request at the expense of the person requesting the same.

ARTICLE VI

THE DEPOSITOR, THE ORIGINATOR, THE MASTER SERVICER AND THE SERVICER

SECTION 6.01.

Liability of the Depositor, the Originator, the Master Servicer and the Servicer.

The Depositor, the Originator, the Master Servicer and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor, the Originator, the Master Servicer and the Servicer herein.

SECTION 6.02.

Merger or Consolidation of the Depositor, the Originator or the Servicer.

Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation.  Subject to the following paragraph, the Servicer and the Originator will keep in full effect its existence, rights and franchises as a state chartered industrial bank under the laws of the State of California in good standing, unless any change is approved by each Rating Agency by a written confirmation from each Rating Agency that such change would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates.  Subject to the following paragraph, the Master Servicer will keep in full effect its existence, rights and franchises as a national banking association.  The Depositor, the Originator, the Master Servicer and the Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

The Depositor, the Originator, the Master Servicer or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Originator, the Master Servicer or the Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Originator, the Master Servicer or the Servicer, shall be the successor of the Depositor, the Originator, the Master Servicer or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Rating Agencies’ ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

SECTION 6.03.

Limitation on Liability of the Depositor, the Originator, the Master Servicer, the Servicer and Others.

None of the Depositor, the Originator, the Master Servicer, the Servicer or any of the directors, officers, employees or agents of the Depositor, the Originator, the Master Servicer or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Originator, the Master Servicer, the Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer, the Originator, the Master Servicer or Depositor pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Originator, the Master Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Originator, the Master Servicer or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Originator, the Master Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Originator, the Master Servicer or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Originator, the Master Servicer and the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor, the Originator, the Master Servicer and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, unless the Depositor, the Originator, the Master Servicer or the Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights (which consent shall not be necessary in the case of litigation or other legal action by either to enforce or perform their respective rights or obligations under this Agreement or defend themselves hereunder), the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Originator, the Master Servicer and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

The Servicer (except the Master Servicer to the extent it has succeeded the Servicer as required hereunder) indemnifies and holds the Trustee, the Depositor, the Trust Administrator, the Master Servicer and the Trust Fund harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Master Servicer, the Trust Administrator or the Trust Fund may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.  The Servicer shall immediately notify the Trustee, the Trust Administrator, the Master Servicer and the Depositor if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Servicer shall assume (with the consent of the Trustee and the Trust Administrator) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor, the Trust Administrator, the Master Servicer and/or the Trust Fund in respect of such claim.  The provisions of this paragraph shall survive the termination of this Agreement and the payment of the outstanding Certificates.

SECTION 6.04.

Limitation on Resignation of the Servicer; Pledge of Servicing Rights.

The Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and the Trust Administrator and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the Master Servicer, the Trust Administrator and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Offered Certificates.  Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee and the Trust Administrator.  No resignation of the Servicer shall become effective until the Master Servicer or a successor servicer shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

Except as expressly provided herein and in Section 3.18 and Section 3.27, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, nor delegate to or subcontract with, nor authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder.  The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Sub-Servicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Sub-Servicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Sub-Servicer as an indemnitee under this Agreement.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

Notwithstanding the foregoing, on or after the Closing Date, the Servicer may pledge and assign all of its right, title and interest in, to and under this Agreement to one or more lenders (“Servicing Rights Pledgees”) selected by the Servicer.  Provided that no Servicer Event of Default exists, the Trustee, the Trust Administrator, the Master Servicer and the Depositor agree that upon delivery to the Trust Administrator and the Trustee by a Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer resigns as servicer under this Agreement pursuant to this Section 6.04, the Trustee shall appoint such Servicing Rights Pledgee or its designee as Successor Servicer, provided that at the time of such appointment, such Servicing Rights Pledgee or its designee meets the requirements of a successor Servicer pursuant to Section 7.02 (including the requirement that such successor Servicer be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates) and that such Servicing Rights Pledgee or its designee agrees to be subject to the terms of this Agreement.

SECTION 6.05.

Rights of the Depositor, the Master Servicer, the Trust Administrator and the Trustee in Respect of the Servicer.

The Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Master Servicer, the Trust Administrator and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer (and any such Sub-Servicer) in respect of the Servicer’s rights and obligations hereunder and access to officers of the Servicer (and those of any such Sub-Servicer) responsible for such obligations.  Upon request, the Servicer shall furnish to the Depositor, the Master Servicer, the Trust Administrator and the Trustee its (and any such Sub-Servicer’s) most recent financial statements and such other information relating to the Servicer’s capacity to perform its obligations under this Agreement that it possesses.  To the extent such information is not otherwise available to the public or is deemed confidential by the Servicer, the Depositor, the Master Servicer, the Trust Administrator and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer’s (or any such Sub-Servicer’s) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies, rating agencies or reinsurers or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trustee, the Master Servicer, the Trust Administrator or the Trust Fund, and in either case, the Depositor, the Master Servicer, the Trust Administrator or the Trustee, as the case may be, shall each use its best efforts to assure the confidentiality of any such disseminated non-public information.  Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 6.05 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or ship documents to any party unless provisions have been made for the reimbursement of the costs thereof.

The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee.  The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

SECTION 6.06.

Limitation on Resignation of the Master Servicer.

The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that its duties hereunder are no longer permissible under applicable law or (ii) with the written consent of the Trustee and the Trust Administrator and written confirmation from each Rating Agency (which confirmation shall be furnished to the Depositor, the Trust Administrator, the Master Servicer and the Trustee) that such resignation will not cause such Rating Agency to reduce the then current rating of the Offered Certificates.  Any such determination pursuant to clause (i) of the preceding sentence permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Master Servicer and delivered to the Trustee and the Trust Administrator.  No resignation of the Master Servicer shall become effective until the a successor master servicer shall have assumed the Master Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

SECTION 6.07.

Assignment of Master Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Master Servicer hereunder and that the purchaser or transferee (a) have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (b) be reasonably satisfactory to the Trustee and the Depositor (as evidenced in a writing signed by the Trustee and the Depositor); and (c) execute and deliver to the Trustee and the Depositor an agreement, in form and substance reasonably satisfactory to the Trustee and the Depositor, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it after the date of such assumption as master servicer under this Agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer, the Depositor and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee and the Depositor an officer’s certificate and an Opinion of Independent counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement.  No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

ARTICLE VII

DEFAULT

SECTION 7.01.

Servicer Events of Default.

(a)

“Servicer Event of Default,” means any one of the following events:

(i)

any failure by the Servicer to remit to the Trust Administrator any payment or deposit  required pursuant to this Agreement (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) that continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, the Master Servicer, the Trust Administrator or the Trustee, or to the Servicer, the Depositor, the Master Servicer, the Trust Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

any failure on the part of the Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Servicer contained this Agreement which continues unremedied for a period of 45 days after the earlier of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, the Master Servicer, the Trust Administrator or the Trustee, or to the Servicer, the Depositor, the Master Servicer, the Trust Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights and (y) actual knowledge of such failure by a Servicing Officer of the Servicer; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and if such proceeding is being contested by the Servicer in good faith, such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or results in the entry of an order for relief or any such adjudication or appointment; or

(iv)

the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v)

the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

any failure by the Servicer of the Servicer Termination Test or the Fitch Servicer Termination Test; or

(vii)

without limiting clause (ii) above, any failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21or Section 4.06(c), which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any of the Depositor, the Master Servicer, the Trust Administrator or the Trustee; or

(viii)

any failure of the Servicer to make or cause an Advancing Person to make any P&I Advance on the Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 11:00 a.m. New York time on the Business Day immediately following the date upon which written notice of such failure, requiring the same to be remedied, has been given to the Servicer by the Depositor, the Master Servicer, the Trust Administrator or the Trustee (in which case notice shall be provided by telecopy by 5:00 p.m. New York time on the Servicer Remittance Date).

If a Servicer Event of Default described in clauses (i) through (vii) of this Section shall occur, then, and in each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Depositor, the Master Servicer, the Trust Administrator or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trust Administrator shall direct the Trustee, and the Trustee shall, by notice in writing to the Servicer (and to the Depositor if given by the Trustee, the Trust Administrator or the Master Servicer, to the Trust Administrator and the Master Servicer, if given by the Depositor or the Trustee or to the Trustee if given by the Depositor, the Trust Administrator or the Master Servicer), terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  If a Servicer Event of Default described in clause (viii) hereof shall occur, the Trust Administrator shall direct the Trustee, and the Trustee shall, by notice in writing to the Servicer, the Originator, the Depositor, Master Servicer, the Trust Administrator and the Trustee, terminate all of the rights and obligations of the Servicer in its capacity as the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

(b)

[Reserved].

(c)

On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section and, without limitation, the Master Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Servicer agrees, at its sole cost and expense, promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Master Servicer with all documents and records requested by it to enable it to assume the Servicer’s functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of the Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, or any REO Account or Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property.  For purposes of this Section 7.01, the Master Servicer shall not be deemed to have knowledge of a Servicer Event of Default unless a Master Servicing Officer of the Master Servicer has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Master Servicer and such notice references any of the Certificates, the Trust, REMICs or this Agreement.

The Master Servicer shall be entitled to be reimbursed by the defaulting Servicer (or by the Trust Fund if such Servicer is unable to fulfill its obligations hereunder) for all reasonable out-of-pocket or third party costs associated with the transfer of servicing from the predecessor Servicer (or if the predecessor Servicer is the Master Servicer, from the Servicer immediately preceding the Master Servicer), including without limitation, any reasonable out-of-pocket or third party costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively, upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive, out of any Late Collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating such Servicer’s rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which such Servicer would have been entitled pursuant to Section 3.11, and any other amounts payable to such Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder in accordance with Section 3.11 and in the time period specified in Section 3.11.  The Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any termination hereunder with respect to events occurring prior to such termination.

(d)

If any one of the following events (“Master Servicer Events of Termination”) shall occur and be continuing:

(i)

any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the breach by the Master Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Depositor or the Trustee or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iii)

the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(iv)

the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or

(v)

reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Master Servicer Event of Termination shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer in its capacity as Master Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the Master Servicer under this Agreement after the date of such termination, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Master Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trustee with all documents and records requested by it to enable it to assume the Master Servicer’s functions under this Agreement, and to cooperate with the Trustee in effecting the termination of the Master Servicer’s responsibilities and rights under this Agreement (provided, however, that the Master Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination and shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination).  For purposes of this Section 7.01(d), the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Termination unless a Responsible Officer of the Trustee assigned to and working in the Trustee’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Master Servicer Event of Termination is received by the Trustee and such notice references the Certificates, the Trust or this Agreement.  The Trustee shall promptly notify the Rating Agencies of the occurrence of a Master Servicer Event of Termination of which it has knowledge as provided above.

To the extent that the costs and expenses of the Trustee related to the termination of the Master Servicer, appointment of a successor Master Servicer or the transfer and assumption of the master servicing by the Trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Master Servicer as a result of a Master Servicer Event of Termination and (ii) all costs and expenses associated with the complete transfer of the master servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Master Servicer to master service the Mortgage Loans in accordance with this Agreement) and any other servicing transfer costs applicable with respect to a transfer of master servicing are not fully and timely reimbursed by the terminated Master Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

SECTION 7.02.

Master Servicer to Act; Appointment of Successor.

On and after the date on which the Servicer receives a notice of termination pursuant to Section 7.01, subject to the terms of this Section 7.02, the Master Servicer shall be the successor in all respects to the Servicer in its capacity as the Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(b) and its obligation to deposit amounts in respect of losses pursuant to Section 3.12) by the terms and provisions hereof including, without limitation, the Servicer’s obligations to make P&I Advances pursuant to Section 4.03; provided however, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by Section 7.01 shall not be considered a default by the Master Servicer as successor to the Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days from the date on which the Servicer receives such notice of termination) before the servicing transfer is fully effected, during which time the terminated Servicer shall continue all servicing (other than making any required P&I Advance, which the Master Servicer shall be required to do) of the Mortgage Loans.

As compensation therefor, the Master Servicer or any other successor Servicer shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Servicer prior to its termination or resignation).  Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid hereunder and the amount necessary to induce any successor Servicer to act as successor Servicer under this Agreement and the transactions set forth or provided for herein.

On and after the date on which the Master Servicer receives a notice of termination pursuant to Section 7.01, subject to the terms of this Section 7.02, the Trustee shall promptly appoint or petition a court of competent jurisdiction to appoint a successor Master Servicer meeting the requirements described below.  The successor Master Servicer shall be the successor in all respects to the Master Servicer in its capacity as the Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer  (except for any representations or warranties of the Master Servicer under this Agreement) by the terms and provisions hereof; and provided however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by Section 7.01 shall not be considered a default by the successor to the Master Servicer hereunder; provided, however, it is understood and acknowledged by the parties that there will be a period of transition (not to exceed 90 days from the date on which the Master Servicer receives such notice of termination) before the master servicing transfer is fully effected, during which time the terminated Master Servicer shall continue all master servicing of the Mortgage Loans.

As compensation therefor, the successor Master Servicer shall be entitled to the Master Servicing Fee and all funds relating to the Mortgage Loans to which the Master Servicer would have been entitled if it had continued to act hereunder (other than amounts which were due or would become due to the Master Servicer prior to its termination or resignation).  Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Master Servicing Fee or for any differential in the amount of the Master Servicing Fee paid hereunder and the amount necessary to induce any successor Master Servicer to act as successor Master Servicer under this Agreement and the transactions set forth or provided for herein.

Any successor Servicer or successor Master Servicer appointed under this Agreement must (i) be approved by each Rating Agency by a written confirmation from each Rating Agency that the appointment of such successor Servicer or successor Master Servicer would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates, (ii) have a net worth of not less than $15,000,000 and (iii) assume all the responsibilities, duties or liabilities of the Servicer or the Master Servicer, as applicable, (other than liabilities of the Servicer or the Master Servicer, as applicable, hereunder incurred prior to termination of the Servicer or the Master Servicer, respectively, under Section 7.01 herein) under this Agreement as if originally named as a party to this Agreement.  No appointment of a successor to the Servicer or to the Master Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer’s or Master Servicer’s, as applicable, responsibilities, duties and liabilities (other than liabilities of the Servicer or the Master Servicer, as applicable, hereunder incurred prior to termination of the Servicer or the Master Servicer, respectively, under Section 7.01 herein) hereunder.

In connection with such appointment and assumption of a successor Servicer or successor Master Servicer as described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer or the Master Servicer, as applicable, as such hereunder.  The Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Pending appointment of a successor to the defaulting Servicer under this Agreement, the Master Servicer shall act in such capacity as hereinabove provided.

Upon removal or, unless the Servicing Rights Pledgee or its designee is appointed successor servicer in accordance with Section 6.04, resignation of the Servicer or the Master Servicer, the Trust Administrator, with the cooperation of the Depositor, (x) may solicit bids for a successor as described below and (y) pending the appointment of a successor as a result of soliciting such bids, the Trust Administrator or the Trustee shall serve as Servicer or Master Servicer, respectively, of the Mortgage Loans serviced or master serviced by such predecessor, as applicable.  The Trust Administrator or the Trustee, as applicable, may solicit bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above (including the Trustee, the Trust Administrator or any affiliate thereof).  Such successor shall be entitled to the compensation agreed upon between the Trust Administrator, the Trustee, the successor and the Depositor; provided, however, that no such fee shall exceed the Servicing Fee or the Master Servicing Fee, as applicable.  The Trust Administrator or the Trustee, as applicable, upon receipt of the purchase price shall pay such purchase price to the Servicer or Master Servicer being so removed, after deducting from any sum received by the Trust Administrator or the Trustee, as applicable, from the successor in respect of such sale, transfer and assignment all costs and expenses of any sale, transfer and assignment of the servicing or master servicing rights, as applicable, and responsibilities reasonably incurred hereunder.  After such deductions, the remainder of such sum shall be paid by the Trustee to the defaulting Servicer or Master Servicer, as applicable, at the time of such sale.

In connection with the resignation, removal or expiration of the term of the Servicer hereunder, or in connection with the resignation or removal of any successor to the Servicer (or any other successor to the Servicer appointed hereunder) acting as successor Servicer hereunder, either (i) the successor Servicer, (or any other successor to the Servicer appointed hereunder) acting as successor Servicer hereunder, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS’ rules and regulations and the predecessor Servicer shall execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer or (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee.  The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this paragraph.

SECTION 7.03.

Notification to Certificateholders.

(a)

Upon any termination of the Servicer or the Master Servicer pursuant to Section 7.01 above or any appointment of a successor to the Servicer pursuant to Section 7.02 above, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

(b)

Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or a Master Servicer Event of Termination or five days after a Responsible Officer of the Trust Administrator becomes aware of the occurrence of such an event, the Trust Administrator shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default or Master Servicer Event of Termination shall have been cured or waived.

SECTION 7.04.

Waiver of Servicer Events of Default.

The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any default or Servicer Event of Default or Master Servicer Event of Termination hereunder may waive such default or Servicer Event of Default or Master Servicer Event of Termination; provided, however, that a default or Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates.  Upon any such waiver of a default or Servicer Event of Default or Master Servicer Event of Termination, such default or Servicer Event of Default or Master Servicer Event of Termination shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Servicer Event of Default or Master Servicer Event of Termination or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

SECTION 8.01.

Duties of Trustee.

The Trustee and the Trust Administrator, prior to the occurrence of a Master Servicer Event of Termination and after the curing of all Master Servicer Events of Termination that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  During a Master Servicer Event of Termination, each of the Trustee and the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trustee or the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

Each of the Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee or the Trust Administrator, as applicable, shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

The Trust Administrator agrees to notify the Master Servicer in writing no later than 5:00 p.m. New York time on each Servicer Remittance Date of the aggregate dollar amount of the funds received by the Trust Administrator from the Servicer on such Servicer Remittance Date and any other information reasonably requested by the Master Servicer, so as to enable the Master Servicer to make the reconciliations and verifications required to be made by it pursuant to Section 3A.01.  Neither the Trustee nor the Trust Administrator shall be deemed to have knowledge of a Servicer Event of Default or Master Servicer Event of Termination unless a Responsible Officer of the Trustee or the Trust Administrator, respectively, has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default or Master Servicer Event of Termination is received by the Trustee or the Trust Administrator, respectively, and such notice references any of the Certificates, the Trust, REMICs or this Agreement.

No provision of this Agreement shall be construed to relieve the Trustee or the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

(i)

Prior to the occurrence of a Master Servicer Event of Termination, and after the curing of all such Master Servicer Event of Termination which may have occurred, the duties and obligations of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trustee and the Trust Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Trust Administrator and, in the absence of bad faith on the part of the Trustee or the Trust Administrator, as applicable, the Trustee or the Trust Administrator, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it that conform to the requirements of this Agreement;

(ii)

Neither the Trustee nor the Trust Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee or the Trust Administrator, as applicable, unless it shall be proved that the Trustee or the Trust Administrator, as the case may be, was negligent in ascertaining the pertinent facts; and

(iii)

Neither the Trustee nor the Trust Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Trust Administrator, or exercising any trust or power conferred upon the Trustee or the Trust Administrator, under this Agreement.

SECTION 8.02.

Certain Matters Affecting the Trustee and the Trust Administrator.

(a)

Except as otherwise provided in Section 8.01:

(i)

Either the Trustee or the Trust Administrator may request and rely conclusively upon and shall be fully protected in acting or refraining from acting upon any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

Each of the Trustee and the Trust Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)

Neither the Trustee nor the Trust Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee and the Trust Administrator of the obligations, upon the occurrence of a Master Servicer Event of Termination (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

Neither the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Prior to the occurrence of a Master Servicer Event of Termination hereunder and after the curing of all Master Servicer Event of Termination which may have occurred, neither the Trustee nor the Trust Administrator be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, as applicable, not reasonably assured to the Trustee or the Trust Administrator, as applicable, by such Certificateholders, the Trustee or the Trust Administrator, as applicable, may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents custodians, nominees or attorneys and shall not be responsible for any willful misconduct or negligence of such agents, custodians, nominees or attorneys (as long as such agents, custodians, nominees or attorneys are appointed with due and proper care);

(vii)

Neither the Trustee nor the Trust Administrator shall not be personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of the Servicer pursuant to Section 3.12;

(viii)

Except as otherwise expressly provided herein, none of the provisions of this Agreement shall require the Trustee or the Trust Administrator to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it (not including expenses, disbursements and advances incurred or made by the Trustee or the Trust Administrator, as applicable, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement); and

(ix)

Neither the Trustee nor the Trust Administrator shall be personally liable for any loss resulting from any failure or omission of any other party to this Agreement to comply with its obligations hereunder.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Trust Administrator, as applicable, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Trust Administrator, as applicable, shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 8.03.

Neither the Trustee nor the Trust Administrator Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the signature of the Trustee and the Trust Administrator, the authentication of the Certificate Registrar on the Certificates, the acknowledgments of the Trustee and the Trust Administrator contained in Article II and the representations and warranties of the Trustee and the Trust Administrator in Section 8.13) shall be taken as the statements of the Depositor and the Trustee does not assume any responsibility for their correctness.  Neither the Trustee nor the Trust Administrator makes any representation or warranty as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.13) or of the Certificates (other than the signature of the Trustee and the Trust Administrator and authentication of the Certificate Registrar on the Certificates) or of the Yield Maintenance Agreement (other than the signature of the Trustee) or of any Mortgage Loan or related document or MERS or the MERS® System.  Neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.

SECTION 8.04.

Trustee and Trust Administrator May Own Certificates.

Each of the Trustee and the Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Trust Administrator, as applicable.

SECTION 8.05.

Fees and Expenses of the Trustee and Trust Administrator.

(a)

The Trust Administrator shall withdraw from the Distribution Account on each Distribution Date and pay to itself the Trust Administration Fee with respect to the calendar month that immediately preceded the month of such Distribution Date.  As additional compensation for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties of the Trust Administrator hereunder, the Trust Administrator shall be permitted to retain the income, payable to the Trust Administrator from time to time, from all income and gains (net of losses) on amounts on deposit in the Distribution Account.  The annual fees of the Trustee hereunder shall be paid in accordance with a side letter agreement with the Trust Administrator and at the sole expense of the Trust Administrator.  The initial fees of the Custodian hereunder shall be paid in accordance with a side letter agreement between the Originator and the Trust Administrator, as initial Custodian, and ongoing fees, if any, at the sole expense of the Trust Administrator.  Subject to Section 8.05(b), the Trustee, the Custodian and the Trust Administrator, or any director, officer, employee or agent of it, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (including any unreimbursed fees or expenses for work relating to an appointment of a successor Servicer or a successor Master Servicer under Article VII herein, but not including expenses, disbursements and advances incurred or made by the Trustee (or its Custodian) or the Trust Administrator, as applicable, including the reasonable compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of its performance in accordance with the provisions of this Agreement) incurred by the Trustee or the Trust Administrator arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement or the Yield Maintenance Agreement, other than any loss, liability or expense (i) resulting from the Servicer’s or the Master Servicer’s actions or omissions in connection with this Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee or the Trust Administrator pursuant to Section 10.01(c) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or as a result of a breach of the its respective obligations under Article X hereof.  Any amounts payable to the Trustee (or its Custodian) or the Trust Administrator, or any director, officer, employee or agent of the Trustee (or its Custodian) or the Trust Administrator, in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the Trust Fund that the Trustee (or its Custodian), the Trust Administrator or any director, officer, employee or agent of the Trustee(or its Custodian) or the Trust Administrator, may have hereunder in its capacity as such, may be withdrawn by the Trust Administrator from the Distribution Account at any time.  Such indemnity shall survive the termination of this Agreement and the resignation of the Trustee or the Trust Administrator, as applicable.

(b)

The foregoing indemnity shall survive the resignation or removal of the Trustee or the Trust Administrator.

(c)

Without limiting the Servicer’s indemnification obligations under Section 6.03, the Servicer agrees to indemnify the Trustee and the Trust Administrator from, and hold it harmless against, any loss, liability or expense resulting from a breach of the Servicer’s obligations and duties under this Agreement.  Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator.  Any payment hereunder made by the Servicer to the Trustee or the Trust Administrator shall be from the Servicer’s own funds, without reimbursement from the Trust Fund.

Without limiting the Master Servicer’s indemnification obligations under Section 6.03, the Master Servicer agrees to indemnify the Trustee and the Trust Administrator from, and hold it harmless against, any loss, liability or expense resulting from a breach of the Master Servicer’s obligations and duties under this Agreement.  Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator.  Any payment hereunder made by the Master Servicer to the Trustee or the Trust Administrator shall be from the Master Servicer’s own funds, without reimbursement from the Trust Fund.

(d)

The Depositor shall pay any annual rating agency fees of S&P, Moody’s and Fitch for ongoing surveillance from its own funds without right of reimbursement.

SECTION 8.06.

Eligibility Requirements for Trustee and Trust Administrator.

Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation or an association (other than the Depositor, the Originator, the Servicer or any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.  In case at any time either the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Trust Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.

Resignation and Removal of the Trustee or Trust Administrator.

The Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Servicer, the Master Servicer, if the Trustee is resigning, The Trust Administrator and if the Trust Administrator is resigning, the Trustee, and the Certificateholders.  Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or successor trust administrator, as applicable, by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Trust Administrator, as applicable, and to the successor trustee or successor trust administrator, as applicable.  The Depositor shall deliver a copy of such instrument to the Certificateholders, the Master Servicer and the Servicer.  If no successor trustee or successor trust administrator, as applicable, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor.

If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request by the Depositor, or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Trust Administrator or of its respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee or the Trust Administrator, as applicable, and appoint a successor by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Trust Administrator, as applicable, so removed and to the successor.  The Depositor shall deliver a copy of such instrument to the Certificateholders, the Master Servicer and the Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee or the Trust Administrator and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or Trust Administrator so removed and one complete set to the successor so appointed.  The Depositor shall deliver a copy of such instrument to the Certificateholders, the Master Servicer and the Servicer.

Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor as provided in Section 8.08.

SECTION 8.08.

Successor Trustee or Trust Administrator.

Any successor appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor shall become effective and such successor, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee or trust administrator shall deliver to its successor all Mortgage Files and related documents and statements, as well as all moneys, held by it hereunder (other than any Mortgage Files at the time held by a Custodian, if any, which Custodian shall become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee or trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

No successor trustee or trust administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.06 and the appointment of such successor shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor trustee or trust administrator as provided in this Section, the Depositor shall mail notice of the succession to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor, the successor shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09.

Merger or Consolidation of Trustee or Trust Administrator.

Any corporation or association into which the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Trust Administrator shall be a party, or any corporation or association succeeding to the business of the Trustee or the Trust Administrator, shall be the successor of the Trustee or the Trust Administrator, as applicable, hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 8.10.

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee, acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable.  If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case a Servicer Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. Any reasonable and necessary expense of the Trustee related to the appointment of a co-trustee or a separate trustee for the limited purpose of performing the Trustee’s duties pursuant to this Section 8.10 shall be reimbursable from the Trust Fund.

In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11.

Appointment of Custodians.

The Trustee may, at the direction of the Depositor and with the consent of the Servicer (which consent shall not be unreasonably withheld), appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee.  The Trustee hereby appoints the Trust Administrator as its initial Custodian.  The appointment of any Custodian may at any time be terminated and a substitute Custodian shall be appointed upon the reasonable request of the Servicer to the Trustee, the consent to which shall not be unreasonably withheld.  All fees and expenses of the Custodian shall be paid in accordance with a side letter between the Originator and the Custodian.  The Trustee agrees to enforce the terms and provisions of this Agreement against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian.  Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.  In no event shall the appointment of any Custodian diminish the obligations of the Trustee hereunder.

SECTION 8.12.

Appointment of Office or Agency.

The Trust Administrator designates its offices at Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Fremont Home Loan Trust 2003-B, as its agency where the Certificates may be surrendered for registration of transfer or exchange and presented for final distribution.  The Trust Administrator designates its offices at Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Fremont Home Loan Trust 2003-B, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificateholders of any change in the location of such office or agency.

SECTION 8.13.

Representations and Warranties of the Trustee and Trust Administrator.

(a)

The Trustee hereby represents and warrants to the Servicer, the Master Servicer, the Trust Administrator and the Depositor, as of the Closing Date, that:

(i)

It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York.

(ii)

The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)

It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(b)

The Trust Administrator hereby represents and warrants to the Servicer, the Trustee and the Depositor, as of the Closing Date, that:

(i)

It is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

(ii)

The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its charter or articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

(iii)

It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

This Agreement, assuming due authorization, execution and delivery by the other parties, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

ARTICLE IX

TERMINATION

SECTION 9.01.

Termination Upon Repurchase or Liquidation of All Mortgage Loans.

(a)

Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Master Servicer, the Trust Administrator and the Trustee (other than the obligations of the Servicer and the Master Servicer to the Trustee and the Trust Administrator pursuant to Section 8.05 and of the Servicer to provide for and the Trust Administrator to make payments in respect of the REMIC I Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Servicer of all Mortgage Loans and each REO Property remaining in the Trust Fund, (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and (iii) the Distribution Date in December 2033.  The purchase by the Servicer of all of the Mortgage Loans and each REO Property remaining in the Trust Fund shall be at a price (the “Termination Price”) equal to the sum of (1) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate, (2) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (3) any unreimbursed P&I Advances, Servicing Advances, Servicing Fees, Master Servicing Fees, Trust Administration Fees and other amounts payable to the Servicer, the Master Servicer, the Trust Administrator and the Trustee.

(b)

The Servicer shall have the right to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Servicer may elect to purchase all of the Mortgage Loans and each REO Property remaining in the Trust Fund pursuant to clause (i) above only if the Aggregate Collateral Balance remaining in the Trust Fund at the time of such election is less than 10% of the Aggregate Collateral Balance as of the Cut-off Date.  By acceptance of the Residual Certificates, the Holders of the Residual Certificates agree, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class C Certificates.

(c)

Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trust Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Servicer, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment in respect of the REMIC I Regular Interests and the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment, (iii) that no interest shall accrue in respect of the REMIC I Regular Interests or the Certificates from and after the Interest Accrual Period relating to the final Distribution Date and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator.  The Trust Administrator shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders.  In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in the Trust Fund by the Servicer, the Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described Termination Price for the Mortgage Loans purchased by the Servicer.  The Trust Administrator shall remit to the Servicer from such funds deposited in the Distribution Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trust Administrator to the Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below.  Upon delivery of the Termination Price, the Trustee shall promptly release or cause to be released to the Servicer the related Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

(d)

Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with Section 4.01 in respect of the Certificates so presented and surrendered.  Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders.  If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.  If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to remaining related non-tendering Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds.  If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease.  No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder’s failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

SECTION 9.02.

Additional Termination Requirements.

(a)

In the event that the Servicer purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund pursuant to Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

(i)

The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to REMIC I’s and REMIC II’s final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trust Administrator and the Depositor and obtained at the expense of the Servicer;

(ii)

During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trust Administrator shall sell all of the assets of the Trust Fund to the Depositor for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

(b)

The Servicer (if the Trust Fund is terminated pursuant to Section 9.01(a)(i)) or the Trust Administrator, as applicable, at the applicable party’s expense, shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each REMIC executed hereunder pursuant to this Section 9.02.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trust Administrator to specify the 90-day liquidation period for each REMIC executed hereunder, which authorization shall be binding upon all successor Certificateholders.

ARTICLE X

REMIC PROVISIONS

SECTION 10.01.

REMIC Administration.

(a)

The Trustee shall elect to treat each REMIC created hereunder as a REMIC under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the R-I interest shall be designated as the Residual Interest in REMIC I.  The Certificates (other than the Residual Certificates) shall be designated as the Regular Interests in REMIC II and the R-II interest shall be designated as the Residual Interest in REMIC II.  The Trustee shall not permit the creation of any “interests” in any REMIC created hereunder (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests and the interests represented by the Certificates.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.

(c)

The Trust Administrator shall pay out of funds on deposit in the Distribution Account, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to any REMIC created hereunder that involve the Internal Revenue Service or state tax authorities) unless such expenses, professional fees or any administrative or judicial proceedings are incurred by reason of the Trustee’s or the Trust Administrator’s willful misfeasance, bad faith or negligence.  The Trust Administrator, as agent for all of REMIC I’s and REMIC II’s tax matters persons, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any REMIC created hereunder and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and will be entitled to reimbursement from the Trust Fund for any expenses incurred by the Trust Administrator in connection therewith unless such administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority is incurred by reason of the Trust Administrator’s willful misfeasance, bad faith or negligence.  The holder of the largest Percentage Interest of each Class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder.  By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trust Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

(d)

The Trust Administrator shall prepare, sign and file in a timely manner all of the Tax Returns in respect of each REMIC created hereunder.  The expenses of preparing and filing such returns shall be borne by the Trust Administrator without any right of reimbursement for such expenses.  The Servicer shall provide on a timely basis to the Trust Administrator or its designee such information with respect to the assets of the Trust Fund as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this Article.

(e)

The Trust Administrator shall perform on behalf of each REMIC created hereunder all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trust Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.  The Servicer shall provide on a timely basis to the Trust Administrator such information with respect to the assets of the Trust Fund, including, without limitation, the Mortgage Loans, as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this subsection.  In addition, the Depositor shall provide or cause to be provided to the Trust Administrator, within ten (10) days after the Closing Date, all information or data that the Trust Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

(f)

The Trust Administrator and the Trustee shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist the Trustee and the Trust Administrator, to the extent reasonably requested by the Trustee or the Trust Administrator to do specific actions in order to assist in the maintenance of such status).  Neither the Trustee nor the Trust Administrator shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless each of the Trustee and the Trust Administrator has received an Opinion of Counsel, addressed to the Trustee and the Trust Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Trust Administrator) to the effect that the contemplated action will not, with respect to any REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee and the Trust Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel.  In addition, prior to taking any action with respect to any REMIC created hereunder or the respective assets of each, or causing any REMIC created hereunder to take any action, which is not contemplated under the terms of this Agreement, the Servicer will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and the Servicer shall not take any such action or cause any REMIC created hereunder to take such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur; provided that the Servicer may conclusively rely on such writing and shall incur no liability for its action or failure to act in accordance with such writing.  The Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trust Administrator.  At all times as may be required by the Code, the Trust Administrator will ensure that substantially all of the assets of each REMIC created hereunder will consist of “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Trust Administrator pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article X, (iii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article X, or otherwise (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

(h)

On or before April 15th of each calendar year (other than the calendar year during which the Closing Date occurs), the Trust Administrator shall deliver to the Servicer, the Depositor, the Trustee, each Rating Agency and the Counterparty an Officer’s Certificate from a Responsible Officer of the Trust Administrator stating, without regard to any actions taken by any party other than the Trust Administrator, the Trust Administrator’s compliance with this Article X.

(i)

The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

(j)

Following the Startup Day, neither the Trustee nor the Trust Administrator accept any contributions of assets to any REMIC created hereunder other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless the Trustee and the Trust Administrator shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(k)

Neither the Trustee, the Trust Administrator nor the Servicer shall enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(l)

The Trustee and the Trust Administrator shall treat the Net WAC Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class C Certificateholders and that is not an asset of any REMIC.  The Trustee and the Trust Administrator shall treat the rights of the Holders of the Offered Certificates to receive payments from the Net WAC Reserve Fund as rights in an interest rate cap contract written by the Class C Certificateholder in favor of the other Certificateholders.  Thus, each Certificate other than the Class R and Class P Certificates shall be treated as representing ownership of not only REMIC II Regular Interests, but also ownership of an interest in an interest rate cap contract.  For purposes of determining the issue price of the REMIC II Regular Interests, the Trustee and the Trust Administrator shall assume that the interest rate cap contract has a value of $10,000 and shall allocate such value proportionately to each Class of Certificates entitled to receive Net WAC Rate Carryover Amounts based on such Class’s initial Certificate Principal Balance.

(m)

The Trust Administrator shall apply for an Employee Identification Number from the IRS via a Form SS-4 or any other applicable method for all tax entities and will also file a Form 8811.

SECTION 10.02.

Prohibited Transactions and Activities.

None of the Depositor, the Servicer, the Master Servicer, the Trust Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any REMIC created hereunder (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any REMIC created hereunder after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee and the Trust Administrator (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee or the Trust Administrator) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any of any REMIC Regular Interest created hereunder as a REMIC or (b) cause any REMIC Regular Interest created hereunder to be subject to a tax on “prohibited transactions” or “contributions” pursuant to the REMIC Provisions.

SECTION 10.03.

Indemnification.

(a)

The Trustee agrees to indemnify, severally and not jointly, the Trust Fund, the Depositor, the Trust Administrator, the Master Servicer and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Trust Administrator, the Master Servicer or the Servicer, as a result of a breach of its respective covenants set forth in this Article X.

(b)

The Servicer agrees to indemnify the Trust Fund, the Depositor, the Master Servicer, the Trust Administrator and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys’ fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer, the Trust Administrator or the Trustee, as a result of a breach of the Servicer’s covenants set forth in Article III or this Article X.

(c)

The Trust Administrator agrees to indemnify, severally and not jointly, the Trust Fund, the Depositor, the Trustee and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Trustee or the Servicer, as a result of a breach of its respective covenants set forth in this Article X.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01.

Amendment.

This Agreement may be amended from time to time by the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator and the Trustee, and if necessary, with the consent of the Counterparty (as described below), but without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee, the Depositor, the Originator, the Trust Administrator, the Master Servicer and the Servicer have received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interest of any Certificateholder, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided that such action shall not, as evidenced by either (i) an Opinion of Counsel delivered to the Trustee and the Trust Administrator, adversely affect in any material respect the interests of any Certificateholder or (ii) delivery to the Trustee and the Trust Administrator of a letter from each Rating Agency confirming the then-current ratings of the Offered Certificates.  No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

This Agreement may also be amended from time to time by the Depositor, the Originator, the Master Servicer, the Trust Administrator, the Servicer, the Trustee, the Counterparty (if necessary, as described below), and the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding.  Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor, the Master Servicer or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

Notwithstanding any contrary provision of this Agreement, the Trustee and the Trust Administrator shall be entitled to receive an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any REMIC created hereunder pursuant to the REMIC Provisions or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any such amendment the Trust Administrator shall furnish a copy of such amendment to each Certificateholder.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

The cost of any Opinion of Counsel to be delivered pursuant to this Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee or the Trust Administrator.

The Trustee and the Trust Administrator may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

SECTION 11.02.

Recordation of Agreement; Counterparts.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee and the Trust Administrator accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

SECTION 11.03.

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Except as expressly provided for herein, no Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (i) such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and (ii) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.  It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.04.

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 11.05.

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or facsimile transmission or delivered in any other manner specified herein, to (a) in the case of the Depositor, Eleven Madison Avenue, New York, New York 10010, telecopy number (212) 325-6424, or such other address or telecopy number as may hereafter be furnished to the other parties hereto in writing by the Depositor, (b) in the case of the Originator and the Servicer, 175 North Riverview Drive, Anaheim, California 92808, telecopy number (714) 279-7555, or such other address or telecopy number as may hereafter be furnished to the parties hereto in writing by Fremont Investment & Loan, (c) in the case of the Trustee, 452 Fifth Avenue, New York, New York 10018, telecopy number (212) 525-1300, or such other address or telecopy number as may hereafter be furnished to the other parties hereto and (d) in the case of the Master Servicer and Trust Administrator, 9062 Old Annapolis Road, Columbia, Maryland 21045, telecopy number (410) 715-2380 or such other address or telecopy number as may hereafter be furnished to parties hereto in writing by Wells Fargo Bank Minnesota, National Association.  Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

SECTION 11.06.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.07.

Notice to Rating Agencies.

The Trust Administrator shall use its best efforts promptly to provide notice to the Rating Agencies and the Counterparty with respect to each of the following of which it has actual knowledge:

(1)

With respect to the Rating Agencies, any amendment to this Agreement;

(2)

The occurrence of a Servicer Event of Default or Master Servicer Event of Termination that has not been cured or waived;

(3)

The resignation or termination of the Servicer, the Master Servicer, the Trust Administrator or the Trustee;

(4)

The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

(5)

The final payment to the Holders of any Class of Certificates;

(6)

Any change in the location of the Collection Account or the Distribution Account;

(7)

The Master Servicer, were it to succeed as the Servicer, is unable to make advances regarding Delinquent Mortgage Loans;

(8)

The Trustee, were it to succeed as the Master Servicer, is unable to make advances regarding Delinquent Mortgage Loans; and

(9)

The filing of any claim under the Servicer’s or the Master Servicer’s blanket bond and errors and omissions insurance policy required by Section 3.14 and Section 3A.04, respectively, or the cancellation or material modification of coverage under any such instrument.

In addition, the Trust Administrator shall make available to each Rating Agency copies of each report to Certificateholders described in Section 4.02 and the Servicer, as required pursuant to Section 3.20 and Section 3.21, shall make available to each Rating Agency copies of the following:

(1)

Each annual statement as to compliance described in Section 3.20 and Section 3A.10; and

(2)

Each annual independent public accountants’ servicing report described in Section 3.21 and Section 3A.11.

Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by facsimile transmission or express delivery service to Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Fitch Ratings, One State Street Plaza, New York, NY 10004, Attention: Asset Backed Securities Corporation Home Equity Loan Trust 2003-HE4, and to Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. at 55 Water Street, 41st Floor, New York, NY 10041, Attention: Structured Finance Surveillance Group, or such other addresses as the Rating Agencies or the Counterparty may designate in writing to the parties hereto.

SECTION 11.08.

Article and Section References.

All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

SECTION 11.09.

[Reserved].

SECTION 11.10.

Grant of Security Interest.

It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans by the Depositor to secure a debt or other obligation of the Depositor.  However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor’s obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.  Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence.  Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee.

SECTION 11.11.

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this Agreement, the Trust is not authorized and has no power to:

(1)

borrow money or issue debt;

(2)

merge with another entity, reorganize, liquidate or sell assets; or

(3)

engage in any business or activities.

Each party to this Agreement agrees that it will not file an involuntary bankruptcy petition or initiate any other form of insolvency proceeding against the Trust Fund until after the Certificates have been paid in full.

IN WITNESS WHEREOF, the Depositor, the Originator, the Servicer, the Master Servicer, the Trust Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

ASSET BACKED SECURITIES CORPORATION,

as Depositor

By:  /s/ Gregory P. Richter

Name: Gregory P. Richter

Title: Vice President

FREMONT INVESTMENT & LOAN,

as Originator and Servicer

By:  /s/ Jeffrey F. Crusinberry

Name: Jeffrey F. Crusinberry

Title: Senior Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Master Servicer and Trust Administrator

By:   /s/ Amy Doyle

Name: Amy Doyle

Title: Vice President

HSBC BANK USA,

as Trustee

By:  /s/ Wendy Zhang

Name:  Wendy Zhang

Title: Trust Officer

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 21st day of November 2003, before me, a notary public in and for said State, personally appeared Gregory P. Richter, known to me to be a Vice President of Asset Backed Securities Corporation, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Bunny Cha

Notary Public

[Notarial Seal]

STATE OF CALIFORNIA

)

) ss.:

COUNTY OF ORANGE

)

On the 20th day of November 2003, before me, a notary public in and for said State, personally appeared Jeffrey Crusinberry, known to me to be a Senior Vice President of Fremont Investment & Loan, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Janet M. Clark

Notary Public

[Notarial Seal]

STATE OF MARYLAND

)

) ss.:

COUNTY OF HOWARD

)

On the 21st day of November 2003, before me, a notary public in and for said State, personally appeared Amy Doyle, known to me to be a Vice President of Wells Fargo Bank Minnesota, National Association, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Lisa C. Carr

Notary Public

[Notarial Seal]

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 19th day of November 2003, before me, a notary public in and for said State, personally appeared Wendy Zhang, known to me to be a Trust Officer of HSBC Bank USA, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Marcia Markowski

Notary Public

[Notarial Seal]